UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Ramtron International Corporation
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RAMTRON INTERNATIONAL CORPORATION

1850 RAMTRON DRIVE

COLORADO SPRINGS, COLORADO 80921

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE:	Tuesday, June 5, 2012

TIME:	10:30 a.m. local time

PLACE:	Ramtron International Corporation
1850 Ramtron Drive Colorado Springs, CO 80921

ITEMS OF BUSINESS:	1.	Elect six directors to serve on the Company’s Board of Directors for a one-year term ending at the next year’s Annual Meeting.

	2.	To approve the Company’s 2012 Incentive Award Plan.

	3.	To ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC as independent auditors of the Company for the fiscal year ending December 31, 2012.

	4.	To transact other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

RECORD DATE:	Only stockholders of record at the close of business on April 11, 2012, the record date, are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof.

PROXY VOTING:	All stockholders are cordially invited to attend the Annual Meeting in person. Whether you own a few or many shares of stock and whether or not you expect to attend the Annual Meeting in person, it is important that your shares be voted to ensure your representation and the presence of a quorum at the Annual Meeting. To assure your representation at the Annual Meeting, please vote as soon as possible using one of the following methods: (1) by using the Internet as instructed on the proxy card, (2) by telephone by calling the toll-free number as instructed on the proxy card or (3) by mail by completing, signing, dating and returning the proxy card in accordance with its instructions. If you vote in advance of the Annual Meeting using the Internet, telephone or proxy card, you may still vote in person if you attend the Annual Meeting of Stockholders.

By Order of the Board of Directors

Eric A. Balzer

Secretary

Colorado Springs, Colorado

April 23, 2012

RAMTRON INTERNATIONAL CORPORATION

1850 RAMTRON DRIVE

COLORADO SPRINGS, COLORADO 80921

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

Your proxy is solicited by and on behalf of the Board of Directors of Ramtron International Corporation, a Delaware corporation, referred to as “us,” “we,” or the “Company” in this proxy statement, for use at the Annual Meeting of Stockholders to be held on June 5, 2012, at 10:30 a.m., local time, or at any adjournment or postponement thereof. The Annual Meeting will be held at Ramtron International Corporation, Corporate Headquarters, 1850 Ramtron Drive, Colorado Springs, Colorado 80921.

You will receive a Notice of Internet Availability of Proxy Materials from either our transfer agent or from your bank, broker or other nominee, as applicable. The Notice of Internet Availability of Proxy Materials, this proxy statement and the Annual Report on Form 10-K for 2011 will be available on or about April 23, 2012 at www.edocumentview.com/RMTR. Additionally, a proxy card will be mailed to all registered stockholders and requests for voting instructions will be mailed to beneficial stockholders entitled to vote at the Annual Meeting. The Annual Report on Form 10-K for 2011 includes financial statements, but excludes exhibits, as filed with the Securities and Exchange Commission, or the SEC. Our Annual Report on Form 10-K, and the exhibits thereto, as well as our other filings with the SEC may be accessed, free of charge, at http://www.sec.gov, as soon as practicable after filing. We will send free hard copies of our proxy statement and Annual Report on Form 10-K within one business day of the Company receiving a request. Send such requests to Ramtron International Corporation, Investor Relations, 1850 Ramtron Drive, Colorado Springs, Colorado 80921, or call toll free 1-800-545-3726.

VOTING AND PROXIES

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, our Board of Directors and the committees of our Board of Directors, the compensation of directors and our executive officers for fiscal year 2011, and other required information.

What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

1.	The election of six directors to our Board of Directors. The names of the nominees to be presented for election are: William G. Howard, Jr., Eric A. Balzer, William L. George, Theodore J. Coburn, Eric Kuo, and James E. Doran.

2.	The approval of the Company’s 2012 Incentive Award Plan.

3.	The ratification of the appointment of Ehrhardt Keefe Steiner & Hottman PC as independent auditors of the Company for the fiscal year ending December 31, 2012.

We are not aware of any business, other than as described in this proxy statement, to be presented for stockholder action at the Annual Meeting. However, we will consider any other business that properly comes before the Annual Meeting or any adjournment or postponement thereof. See “What happens if additional matters are presented at the Annual Meeting?” below.

What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will be asked to act upon the matters outlined in the Notice of Meeting and described in this proxy statement, including the election of directors, approval of the Company’s 2012 Incentive Award Plan, and ratification of the appointment of our independent auditors for the fiscal year ending December 31, 2012. In addition, management will respond to questions from stockholders.

Who is entitled to vote?

Only holders of record of shares of the Company’s common stock at the close of business on April 11, 2012, the record date, are entitled to vote at the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponement or adjournment of the meeting. 35,344,702 shares of common stock were outstanding as of the close of business on the record date. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company’s corporate headquarters for any purpose germane to the Annual Meeting during ordinary business hours for ten (10) days prior to the Annual Meeting.

What are the voting rights of the holders of the Company’s common stock?

Each outstanding share of the Company’s common stock is entitled to one vote for each matter. Stockholders have no cumulative voting rights or rights of appraisal.

How can I vote my shares?

Stockholders may vote shares using any of the following methods:

Voting by Proxy Cards	A registered stockholder may vote shares until voting is completed at the Annual Meeting by returning a duly completed and executed proxy card to Ramtron International Corporation, 1850 Ramtron Drive, Colorado Springs, Colorado 80921, Attention: Secretary. All proxy cards received by us that have been properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted FOR the director nominees listed on the proxy card, FOR approval of the Company’s 2012 Incentive Award Plan, and FOR the ratification of the appointment of Ehrhardt Keefe Steiner & Hoffman, PC as the Company’s independent auditor for the fiscal year ending December 31, 2012.

Voting by Telephone or Internet	A registered stockholder may vote shares until 11:59 p.m. MDT on June 4, 2012 by calling the toll-free number indicated on the proxy card and following the recorded instructions or by accessing the website indicated on the proxy card and following the instructions provided. When a stockholder votes by telephone or Internet, his or her vote is recorded immediately. Beneficial holders of common stock may direct the voting of their shares in accordance with materials forwarded by the bank, brokerage, or other nominee holder as the case may be.

Voting by Attending the Annual Meeting	A stockholder may vote shares in person at the Annual Meeting. A stockholder planning to attend the Annual Meeting should bring proof of identification. If a stockholder attends the Annual Meeting, he or she may also submit his or her vote in person, and any prior votes that were submitted by the stockholder, whether by Internet, telephone or mail, will be superseded by the vote that such stockholder casts at the Annual Meeting. Further, if the shares are held of record by a broker, bank or other nominee and a stockholder wishes to vote at the Annual Meeting, he or she must obtain a proxy issued in his or her name from the record holder in accordance with the materials and instructions for voting provided by his or her broker, bank or other nominee.

Voting by “Street Name” Stockholders	If stockholders hold shares in “street name,” which means shares are held in the name of a broker, bank or other nominee, then those stockholders may vote in accordance with the materials and instructions for voting the shares provided by their broker, bank or other nominee. If “street name” stockholders wish to vote shares at the Annual Meeting, then they must obtain proxies from their broker, bank or other nominee in order to vote their shares at the Annual Meeting in accordance with the materials and instructions for voting provided by his or her broker, bank or other nominee. If a “street name” stockholder does not vote by proxy or otherwise give voting instructions to their broker, bank or other nominee, such shares will not be voted by the broker, bank or other nominee for the election of directors at the Annual Meeting.

Changing Votes	A stockholder may change his or her vote at any time before it is voted at the Annual Meeting by (i) delivering a proxy revocation or another duly executed proxy, bearing a later date, to Ramtron International Corporation, 1850 Ramtron Drive, Colorado Springs, Colorado 80921, Attention: Secretary), (ii) voting again by telephone or Internet in the manner described above or (iii) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the stockholder actually votes in person at the meeting. “Street name” stockholders who want to revoke or change their votes after returning voting instructions to their broker, bank or other nominee, may do so in accordance with the materials and instructions provided by their broker, bank or other nominee or by contacting such broker, bank or other nominee to effect the revocation or change of vote.

How are votes counted?

In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to all of or one or more of the nominees.

For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.” If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all of the nominees to the Board, “FOR” the approval of the Company’s 2012 Incentive Award Plan, and “FOR” the ratification of the independent auditors).

What is the voting requirement to approve each of the proposals?

In the election of directors, the six persons receiving a plurality of the votes cast in their favor at the Annual Meeting will be elected. All other proposals require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the Annual Meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers generally may only vote shares without instructions from the beneficial holder, called “broker non-votes,” on routine matters scheduled to be acted upon at the Annual Meeting. The proposal to ratify the selection of the independent auditors is the only routine matter scheduled to come before this year’s Annual Meeting. Broker non-votes will be counted as present in determining whether a quorum exists but will have no effect on the votes required to elect directors, to approve the 2012 Incentive Award Plan, or the ratification of the selection of the independent auditors.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in the aggregate voting power of the outstanding shares of common stock entitled to vote will constitute a quorum, permitting the conduction of business by the Company at the meeting. As of the record date, 35,344,702 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 17,672,352 votes will be required to establish a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining a quorum.

What happens if additional matters are presented at the Annual Meeting?

Other than the three items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy-holders, Gery E. Richards and Eric A. Balzer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director at the time of the meeting, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Who will bear the cost of soliciting votes for the Annual Meeting?

The Company is making this solicitation and will pay the entire cost of the proxy materials and soliciting votes. The Company may determine it is necessary to engage a proxy soliciting firm for the purpose of soliciting proxies for items to be voted upon. The Company may engage a proxy soliciting firm prior to the meeting at its expense. Any such firm engaged would be paid customary fees for their services. The solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Upon request, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting, and we will publish final results in a Current Report on Form 8-K following the Annual Meeting.

Deadline for Receipt of Stockholder Proposals

Proposals of stockholders of the Company, which are intended to be presented by such stockholders at the next Annual Meeting of Stockholders of the Company to be held after the 2012 Annual Meeting, must be received by the Company no later than December 24, 2012 in order that they may be included in the proxy statement and form of proxy relating to the 2012 Annual Meeting. It is recommended that stockholders submitting proposals to direct them to the Secretary of the Company at 1850 Ramtron Drive, Colorado Springs, Colorado 80921 by certified mail return receipt requested, in order to ensure timely delivery. No such proposals were received with respect to the Annual Meeting scheduled for June 5, 2012.

PROPOSAL 1 - ELECTION OF DIRECTORS

Director Nominees

A board of six directors will be elected at the Annual Meeting. Unless otherwise instructed, proxy holders will vote the proxies received by them for the six nominees named below, all of whom are currently directors of the Company. It is not expected that any nominee will be unable or will decline to serve as a director. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the then members of the Board of Directors to fill the vacancy. The term of office of each person elected as a director at the Annual Meeting will continue until the next Annual Meeting of Stockholders and such time as his successor is duly elected and qualified or until his earlier resignation, removal or death.

The names of the nominees, who constitute all of the current directors, and certain information about them, are set forth below:

Name	Age	Position(s) with the Company

William G. Howard, Jr.(1)(2)(3)	70	Chairman of the Board
William L. George(1)(2)(3)	69	Director, Chairman of the Compensation Committee and Chairman of the Nominating and Governance Committee
Theodore J. Coburn(1)(2)(3)	58	Director, Chairman of the Audit Committee
Eric Kuo(1)(2)(3)	60	Director
James E. Doran	63	Director
Eric A. Balzer	63	Director, Chief Executive Officer and Corporate Secretary

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating and Governance Committee

Dr. William G. Howard has served as a director of the Company since July 1994. Since September 1990, Dr. Howard has been an independent engineering consultant to various entities, including SEMATECH, the semiconductor Industry Association and Dow Corning. Dr. Howard is a member of the National Academy of Engineering and a fellow of the Institute of Electrical Engineers and of the American Association for the Advancement of Science. Dr. Howard has served on many boards of directors of both public and private companies and is currently a director of Xilinx, Inc. (XLNX), a public company that manufactures integrated circuits and Sandia National Laboratories, a private company that is a multi-program engineering and science laboratory operated by Sandia Corporation, a Lockheed Martin Company. He has served on audit, compensation, and governance committees of several companies. Dr. Howard’s technology, business expertise, and diversified background of managing and serving on the boards of directors of public and private technology-based companies, give him the qualifications and skills to serve as Chairman of the Board of Directors of the Company. For these reasons, in addition to his past service as a director and Chairman of the Board of the Company and his status as an independent director, Dr. Howard is fully qualified to serve an additional term as director on our board.

Dr. William L. George became a director of the Company in August 2005. From July 2007 until his retirement in September 2008, Dr. George served as executive vice president, manufacturing services, of ON Semiconductor, a supplier of performance power solutions. From August 1999 until June 2007, Dr. George served as executive vice president of operations for ON Semiconductor. Dr. George received a B.S. degree in metallurgical engineering from the University of Oklahoma and a Ph.D. in Materials Science from Purdue University. Dr. George is a director of Silicon Image, Inc. (SIMG), a public company that designs and develops mixed-signal integrated circuits, and is a director of Power Integrations, Inc. (POWI), a public company that is a supplier of high voltage analog circuits for power management in line driven applications. Dr. George serves on the compensation committee of Silicon Image, the compensation and audit committees of Power Integrations, and chairs the nominating and governance committee of Silicon Image. Dr. George’s operations and manufacturing expertise, including 30 years of managing and serving on the boards of directors of public technology-based and semiconductor manufacturing companies, gives him the qualifications and skills to serve as a director of our Company. For these reasons, in addition to his past service as a director of the Company and his status as an independent director, Dr. George is fully qualified to serve an additional term as director on our board.

Mr. Theodore J. Coburn joined the Company as a director in September 2005. From August 1991 to December of 2009, Mr. Coburn served as president of the Coburn Capital Group, a boutique investment bank based in New York City. Since January 2010, Mr. Coburn has served as a partner of Coburn Greenberg Partners LLC, a strategic advisory and investment banking firm. He also served as trustee of the Allianz Global Investors Mutual Fund Complex from 1991 to 2011. From January 2007 to November 2008, Mr. Coburn served as executive vice president of Nations Academy, a private education management company. From March 2006 to January 2007, Mr. Coburn was executive vice president of Edison Schools Inc., a private educational management company. Mr. Coburn received a B.S. degree in economics and finance from the University of Virginia; an M.B.A. degree from Columbia’s Graduate School of Business; and a Masters of Divinity degree, a Master’s degree in education, and a Certificate of Advanced Studies in Cognitive Development from Harvard University. Mr. Coburn’s financial and investment management expertise and diversified background of managing and serving on the boards of directors of private companies, together with his experience in managing financial affairs of complex institutions and insight into U.S. financial markets, give him the qualifications and skills to serve as a director of our Company. For these reasons, in addition to his past service as a director of the Company and his status as an independent director, Mr. Coburn is fully qualified to serve an additional term as director on our board.

In October 2004, Mr. Coburn, in his capacity as an independent trustee of the Allianz Funds (a mutual fund family), was named as a defendant along with the investment advisers, distributor, other trustees, officers and other affiliates of the Funds in a consolidated class action pending in the federal district court in Connecticut. The lawsuit involved class and derivative claims, and it was based on allegations that the investment advisers and other service providers were involved in improper revenue sharing arrangements relating to the Funds. The plaintiffs seek, among other things, unspecified compensatory damages plus interest, as well as punitive damages.

Mr. Eric Kuo joined us as a director in March 2008. From April 2003 until December 2007, he served as president and managing director of Fairchild Semiconductor (HK) Ltd., the Asia/Pacific arm of Fairchild Semiconductor (FCS), a public company that provides high performance semiconductors that optimize energy for various product applications. In that capacity, Mr. Kuo was responsible for defining and implementing the region’s strategic business plan and execution for Fairchild Semiconductor’s Asia Pacific investments, acquisitions, divestitures and joint ventures. From January 2009 to December 2009, Mr. Kuo served as senior vice president of worldwide sales of Alpha and Omega Semiconductor (AOSL), a public company engaged in power management semiconductor products. Since June 2011, Mr. Kuo has served as president of Lite-On Semiconductor Corp., a Taiwanese public company that develops and markets contact image sensors and semiconductor components. Mr. Kuo holds both a BSc in Management from National Chung Hsin University in Taiwan and an MBA from Golden Gate University in San Francisco. Mr. Kuo’s operations and sales and marketing expertise, as well as his extensive experience in sales management and relationship development in the Asia/Pacific region which is particularly relevant due to the Company’s global sales, foreign manufacturing and assembly of products, gives him the qualifications and skills to serve as a director of our Company. For these reasons, in addition to his past service as a director of the Company and his status as an independent director, Mr. Kuo is fully qualified to serve an additional term as director on our board.

Mr. James E. Doran became a director of the Company in January 2012. During 2011, Mr. Doran was a consultant to the Company on its foundry technology and supply strategy. From 2008 to 2010, Mr. Doran was senior vice president of foundry operations for Globalfoundries, where he led the transformation of the AMD Dresden 300mm fabrication facility into a leading-edge technology foundry. From 2005 to 2008, Mr. Doran was the chief operating officer of Spansion where he was responsible for all aspects of technology development and wafer fab operations. Prior to that, Mr. Doran spent 15 years at AMD where he held a variety of technology development, operations, and executive level positions. As group vice president, Mr. Doran led the transformation of an AMD memory division into a merged joint venture with Fujitsu that later resulted in the IPO of Spansion. Prior to AMD, he served as the vice president of operations at Paradigm Semiconductor and also worked with Intel, Intersil and Signetics Corporation as a manager, director and process engineer. Mr. Doran holds a B.S. degree in physics from Northwestern University and a master’s degree in physics from the University of Wisconsin. Mr. Doran’s experience as a senior executive and his extensive knowledge of international foundry operations and technology development give him the qualifications and skills to serve as a director of our Company.

Mr. Eric A. Balzer was named our chief executive officer in January 2011 and has served as a director since September 1998. Prior to his appointment as our CEO, Mr. Balzer was our chief financial officer from October of 2004. From November 1999 until October 2004, Mr. Balzer was a retired executive. Prior to his retirement, he spent nearly 10 years as senior vice president of operations for Advanced Energy Industries (AEIS), a manufacturer of power conversion devices for the semiconductor equipment industry. In that role, Mr. Balzer was instrumental in building AEIS from $18 million in revenue into a high-growth $450 million company where he managed the introduction of new products, the expansion into new market areas, and the implementation of robust processes, systems and quality programs. Earlier, he served in senior operating management roles at IBM’s Systems Technology Division and in financial and operations roles at Shell Oil. Mr. Balzer began his career serving for six years in the US Navy where he operated nuclear reactors and had responsibility for electronic reactor control systems on nuclear submarines.

Mr. Balzer is a director of Constar International, Inc. (CNPN.PK), a public company that supplies plastic containers primarily for soft drinks and water. Mr. Balzer has served on both the compensation committee and audit committee of various public and private companies and is currently the chairman of the audit committee of Constar International, Inc.

Mr. Balzer holds a Bachelor of Science degree in finance from the University of Colorado. He also studied mechanical, electrical and nuclear engineering at the U.S. Navy Nuclear Power School and studied history and physics at Harvard University. Mr. Balzer’s financial and operational expertise, and diversified background of managing and serving on the boards of directors of private and public companies, give him the qualifications and skills to serve as a director of our Company. For these reasons, in addition to his current service as our Chief Executive Officer and his past service as a director and chief financial officer of the Company, Mr. Balzer is fully qualified to serve an additional term as director on our board.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE

STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF

THE NOMINEES NAMED ABOVE

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors currently consists of six directors. The Board of Directors held a total of thirteen meetings during 2011, and each director attended all of the meetings in 2011. Each committee member attended all of the meetings held by each of the committees of the Board of Directors on which he served during 2011. While we do not have a formal policy regarding the attendance of directors at the Annual Meeting of Stockholders, all directors are encouraged to attend. The employee director and two non-employee directors of the Board of Directors attended last year’s Annual Meeting of Stockholders.

The Board of Directors consists of a majority of “independent directors” as such term is defined in The Nasdaq Stock Market’s Marketplace Rules. Pursuant to The Nasdaq Stock Market, LLC (“NASDAQ”) listing standards, an “independent director” is a person other than an officer or employee of a parent corporation or its subsidiaries or any other individual having a relationship that, in the opinion of the board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The NASDAQ listing standards specify the criteria by which the independence of our directors should be determined.

In accordance with applicable provisions of the NASDAQ listing standards and SEC rules and regulations, our Board of Directors undertook its annual review of the independence of its directors and considered whether there were any transactions or relationships between each director, director nominee or any member of their immediate family and us that would interfere with his exercise of independent judgment. The Board of Directors has determined that Dr. William G. Howard, Jr., Dr. William L. George, Mr. Theodore J. Coburn and Mr. Eric Kuo are independent directors in accordance with the requirements of NASDAQ. In making this determination, the directors reviewed and discussed information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to us.

The three standing committees of the Board are the Audit Committee, Compensation Committee and the Nominating and Governance Committee. The Board has appointed only independent directors to the Audit, Compensation and Nominating and Governance Committees. Our Board of Directors, the Audit Committee, Compensation Committee and Nominating and Governance Committee periodically hold meetings of only the independent directors or committee members without management present.

Audit Committee

The members of the Audit Committee during 2011 were Committee Chairman Mr. Coburn, Dr. Howard, Dr. George and Mr. Kuo. There were five meetings of the Audit Committee during 2011. The Audit Committee is responsible for:

•	Appointing, approving the fees of and assessing the independence of our independent registered public accounting firm;

•

Overseeing the work of our independent registered public accounting firm, including through receipt of reports from the independent registered public accounting firm and information received in respect to other non-audit related services that the auditors may be asked to perform;

•	Reviewing and discussing our annual audited financial statements and related disclosures with management and the independent registered public accounting firm;

•	Reviewing our quarterly unaudited financial statements;

•	Coordinating oversight of our internal controls over financial reporting, disclosure controls and procedures and code of conduct;

•	Overseeing our internal audit functions;

•	Establishing procedures for the receipt and retention of accounting related complaints and concerns;

•	Meeting independently with our independent registered public accounting firm;

•	Reviewing any related party transactions; and

•	Preparing the required Audit Committee report, which is provided on page 32 of this proxy statement.

Each Audit Committee member is considered “independent” under the NASDAQ listing standards and Securities and Exchange Commission regulations. The Board of Directors determined that based on the credentials of Mr. Theodore J. Coburn, the Chairman of the Audit Committee, Mr. Coburn qualified as an “audit committee financial expert” within the meaning of Securities and Exchange Commission regulations.

The Audit Committee operates under a written charter, which is available on our website at www.ramtron.com. This material is also available in print to any stockholder who requests it in writing by contacting our Corporate Secretary at 1850 Ramtron Drive, Colorado Springs, Colorado 80921.

Compensation Committee

The Compensation Committee develops compensation policies and implements compensation programs, makes recommendations annually concerning salaries and incentive compensation, awards stock options and restricted stock to officers and employees under our stock incentive plans and otherwise recommends compensation levels and performs such other functions regarding compensation as the Board of Directors may delegate. Compensation for our named executive officers each year is usually determined prior to the first quarter of the relevant year. When determining recommendations for annual compensation levels and targets, the Compensation Committee considers competitive market data and establishes compensation based on these factors or in the case of our named executive officers, makes recommendations to our Board of Directors, who then act as a whole to set compensation, including equity awards, based on these factors. The values of each component of total direct compensation (base salary, annual variable compensation and equity awards) for the current year, as well as total annual compensation for the prior year (including equity holdings, potential change of control payments and vested benefits) are all considered collectively by our Compensation Committee as part of this process.

Our Compensation Committee has the authority to engage the services of outside advisors, experts and others to assist our Compensation Committee in determining the compensation of our executive officers. Our Compensation Committee may, from time to time, delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee so long as such subcommittee consists of at least two members of the Compensation Committee. The Compensation Committee holds executive sessions (with no members of management present) at the majority of its meetings.

The Compensation Committee is currently composed of Committee Chairman Dr. George, Dr. Howard, Mr. Coburn, and Mr. Kuo, each of whom is independent under the NASDAQ listing standards. The Compensation Committee met nine times during 2011.

The Compensation Committee operates under a written charter, which is available on our website at www.ramtron.com. This material is also available in print to any stockholder who requests it in writing by contacting our Corporate Secretary at 1850 Ramtron Drive, Colorado Springs, Colorado 80921.

Nominating and Governance Committee

The members of the Nominating and Governance Committee during 2011 were Committee Chairman Dr. George, Dr. Howard, Mr. Coburn and Mr. Kuo. The Nominating and Governance Committee met three times during 2011. The Nominating and Governance Committee is responsible for:

•	The development of and participation in a process for ongoing review of corporate governance issues of the Company and recommending corporate governance principles to the Board of Directors;

•

The establishment of the criteria for board membership, including the size and structure of our Board and Board Committees, and evaluating and considering potential candidates, including those suggested by our stockholders;

•	Reviewing, discussing and assessing the performance of our Board and its committees and making recommendations for improvement of performance; and

•	The periodic review and assessment of non-employee director compensation for service on the Board and its committees and recommending any changes in compensation considered appropriate.

The Nominating and Governance Committee operates under a written charter, which is available on our website at www.ramtron.com. This material is also available in print to any stockholder who requests it in writing by contacting our Corporate Secretary at 1850 Ramtron Drive, Colorado Springs, Colorado 80921.

Nomination of Directors

The Board of Directors is responsible for approving candidates for Board membership and has delegated the process of screening and recruiting potential director nominees to the Nominating and Governance Committee in consultation with the Chairman of the Board and Chief Executive Officer. The Nominating and Governance Committee seeks candidates who have a reputation for integrity, honesty, and adherence to high ethical standards and who have demonstrated business intelligence, experience and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Company. While we do not have a formal diversity policy, the Nominating and Governance Committee considers diversity as one of a number of factors in identifying nominees for

Board membership. The Committee views diversity broadly to include diversity of experience, skills and viewpoint as well as traditional diversity concepts such as race, gender or national origin. When the Committee reviews a candidate for Board membership, the Committee looks specifically at the candidate’s background and qualifications in light of the needs of the Board and the Company at that time, given the then current composition of the Board. The aim is to assemble a Board that provides a wide range of experience, knowledge and abilities that assist the Board in fulfilling its responsibilities. The members of the Board hold or have held senior executive positions in large, complex organizations and have operating experience that meets this objective. In these positions, they have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management and leadership development. The majority of our directors has the additional experience of serving on boards of directors or board committees of other public or private companies and has an understanding of corporate governance practices and trends.

The Nominating and Governance Committee receives suggestions for new directors from a number of sources, including Board members. It also may, in its discretion, employ a third-party search firm to assist in identifying candidates for an open director position.

Nominating Procedures

Although the Nominating and Governance Committee does not have a formal policy at this time, a stockholder desiring to propose a candidate for our Board of Directors to be considered by our Nominating and Governance Committee should submit a written recommendation, together with biographical information concerning the individual candidate, to the Chairman of our Nominating and Governance Committee at Ramtron International Corporation, 1850 Ramtron Drive, Colorado Springs, CO 80921. While recommendations may be submitted for consideration at any time, we request that recommendations be received prior to December 23 in any year for consideration with the nomination and election of directors at our next annual meeting of stockholders. Once the Committee has identified a prospective nominee, including candidates proposed by stockholders, it makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as our Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation and others. The preliminary determination is based primarily on the need for additional board members to fill vacancies or expand the size of our board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Committee determines, in consultation with our Board Chairman and other Board members as appropriate, that additional consideration is warranted, the Committee will then evaluate the prospective nominee against the certain standards and qualifications, including:

•	Except as noted below, the director candidate must be independent in accordance with Rule 5605(a)(2) of the NASDAQ listing standards.

•

Our Board of Directors will consider appointing a limited number of individuals who are not independent to serve as directors. We currently have, and historically have had, directors who are or were not independent in accordance with Rule 5605(a)(2) of the NASDAQ listing standards. These individuals will be considered based on the items listed below in addition to the individual’s ability to maintain an appropriate level of management service on our board of directors.

•

The candidate should have business experience that includes leading or occupying a senior position in the operations of a significant business or occupying a senior executive or advisory position in business strategy, operations, technology and manufacturing. While not required, experience with companies engaged in the manufacturing or marketing of semiconductor products is preferred.

•	The candidate must have prior board experience. While public company board experience is not required, it is highly preferred.

•

The candidate must have an excellent business and personal reputation for accomplishment and integrity. We prefer that our candidates have personal characteristics that include a deliberative style and being a good listener, articulate, direct, to the point, and able to accept/respect other board members’ opinions, as well as perseverance and trustworthiness in carrying out the duties of our directors.

•	The candidate must have personal and business references from people upon whose recommendations our Nominating and Governance Committee can rely.

•

Candidates must be able to commit adequate time to our board of directors and our committees to attend at least 75% of board and committee meetings in person and to be a significant contributor to each. At a minimum, this means, on average, not less than one full day every month for ordinary matters, one to two full days for regularly scheduled quarterly meetings and occasional unscheduled hours of accessibility.

•

Our Board of Directors will also consider, in its choice of candidates, the need for specific expertise needed for service with its various committees such as the nominating and governance, compensation and audit committees. Such expertise would include experience serving on such committees on other boards of directors or specific experience with the substantive responsibilities of those committees.

•

Our Nominating and Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of our board’s committees, expertise, diversity and the evaluations of other prospective nominees. The committee does not have a separate policy with respect to its consideration of each of these relevant factors but deems them collectively as valuable criteria in the nominating process.

In connection with the evaluation of prospective nominees, our Nominating and Governance Committee determines whether to interview the prospective nominee. If warranted, one or more members of our Nominating and Governance Committee, and other directors or executive officers as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Committee makes a recommendation to the full board as to the persons who should be nominated by our Board, and our Board determines the nominees after considering the recommendation and report of our Nominating and Governance Committee. We do not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

In addition to evaluating nominees to fill vacancies, the Nominating and Governance Committee annually reviews incumbent directors whose terms are expiring. The Nominating and Governance Committee solicits feedback from members of the Board and members of management in making its recommendations regarding board nominees, whether they be incumbent directors or new nominees.

With regard to the 2013 Annual Meeting of Stockholders, any stockholder director nominee submissions must be received by the Corporate Secretary no later than the date by which stockholder proposals for such Annual Meeting must be received as described above under the heading “Deadline for Receipt of Stockholder Proposals.”

BOARD’S LEADERSHIP STRUCTURE AND ROLE IN THE OVERSIGHT OF RISK MANAGEMENT

Board Chairman and CEO Roles

The Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. The Board believes that it should be free to make a choice from time to time in any manner that is in the best interest of the Company and its stockholders.

Currently, Mr. Eric Balzer serves as a Director and our CEO and is responsible for the strategic direction of the Company, the day-to-day leadership and performance of the Company. Dr. William Howard serves as our Chairman of the Board and provides guidance to the CEO, sets the agenda for Board meetings and, if present, presides over all meetings of the Board and of the stockholders. At this time, the Company believes that the separation of these positions provides a more effective monitoring and objective evaluation of the CEO’s performance. This separation allows the Company to take advantage of Dr. Howard’s skills and experience, which includes over 43 years of service in the semiconductor industry, prior director membership and chairman service of public companies, and diversified financial and business expertise. The separation of the positions of the CEO and Chairman of the Board also strengthens the Board’s independent oversight of the Company’s performance and governance standards.

Determination that Current Board Leadership Structure is Appropriate

The Board has determined that the current board leadership structure is appropriate for the Company for the following reasons:

•

There is strong evidence that the Board is acting independently. With the exception of Mr. Balzer and Mr. Doran, each of the directors is independent and the independent directors provide effective oversight of management.

•	The Board has open discussion and thoughtful deliberations, especially in the evaluation of risk and in support of sound decision making.

•	The non-employee directors meet in executive sessions following each regularly scheduled board meeting to discuss issues regarding the Company.

Board’s Role in the Oversight of Risk Management

Management of the Company has primary responsibility for identifying, evaluating and managing the various risks the Company faces. Together with the Board’s standing committees, the Board is responsible for ensuring that material risks to the Company are identified and managed appropriately. Management considers the major risks that the Company faces to be in the areas of strategy, sales and marketing, operations, and liquidity. The Board and its committees regularly review management’s identification and handling of those principal areas of risk, in discussions with the Company’s senior executives throughout the year and in an annual meeting devoted to strategy and operations. As part of its responsibilities as set forth in its charter, the Audit Committee is responsible for discussing with management the Company’s policies and guidelines to govern the process by which risk assessment and risk management is undertaken by management, including guidelines and policies to identify the Company’s major financial risk exposures, and the steps management has taken to monitor and control such exposures. For example, the Audit Committee performs a central oversight role with respect to financial and compliance risks and reports on its findings at each regularly scheduled meeting of the Board after meeting with executive management and the Company’s independent auditors. The Compensation Committee considers risks faced by management and management’s performance in handling those risks in connection with its design of compensation programs for our executives. The Audit Committee and Compensation Committee regularly report to the Board.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board of Directors has implemented a process by which our stockholders may send written communications to the Chairman or to the Board’s attention. Any stockholder may communicate with members of the Board of Directors by mail addressed to an individual member of the Board, to the full Board, or to a particular committee of the Board, at the following address: c/o Ramtron International Corporation, Attn: Chairman of the Board, 1850 Ramtron Drive, Colorado Springs, Colorado 80921. This information is also available on the Company’s website at www.ramtron.com. The Corporate Secretary has been instructed by the Board to promptly forward all communications so received to the Chairman, the full Board, or the individual Board member(s) specifically addressed in the communication.

CODE OF CONDUCT

Our Code of Conduct, which applies to all employees, including all executive officers and directors, is posted to our website at www.ramtron.com. Any material changes to the Code of Conduct will also be disclosed on our website. Any waivers of the Code of Conduct for our executive officers, directors or senior financial officers must be approved by our Audit Committee and those waivers, if any, would be disclosed on our website under the caption, “Exceptions to the Code of Conduct.” There have been no waivers to the Code of Conduct.

EXECUTIVE OFFICERS OF THE REGISTRANT

Our executive officers and their ages are as follows:

Name	Age	Position(s) with the Company

Eric A. Balzer	62	Director, Chief Executive Officer and Corporate Secretary

Gery E. Richards	60	Interim Chief Financial Officer

Ying Shiau	59	Executive Vice President of Operations, Product /Test Engineering and Quality

Peter L. Zimmer	51	Vice President, Worldwide Sales & Applications

Officers are appointed by and serve at the discretion of the Board of Directors. For information concerning Mr. Balzer, see “Director Nominees” above.

Mr. Richards joined the Company in 2004, became Controller in 2008, and was appointed Interim Chief Financial Officer in October 2011. Mr. Richards has more than 30 years of financial management experience and possesses deep knowledge of the Company’s business and financial operations, including financial reporting and the treasury function. Prior to joining the Company, Mr. Richards was vice president of finance at Facilitek Office Systems and vice president of finance at Photo Stencil Corporation. He also held management positions with Apple Inc. and United Technologies Corp. Mr. Richards is a Certified Public Accountant and holds a Bachelor of Science degree in Industrial Management from Purdue University and an MBA from New York University.

Mr. Shiau joined the Company in March 2011. Mr. Shiau has more than 25 years of semiconductor experience, which includes a history of optimizing all phases of semiconductor product quality and reliability, as well as supplier collaborations and customer satisfaction. From 2009 to 2011, Mr. Shiau was vice president of business and manufacturing development at KD Technologies, a global technology manufacturing and business development firm based in San Jose, California. Prior to that, he was vice president of test engineering and outsource operations for Spansion, Inc. Mr. Shiau has also held executive and management positions with responsibilities in operations, marketing, sales and quality and reliability with such companies as Electroglas, Therma-Wave, Cypress Semiconductor, and Advanced Micro Devices. He also supervised gate array cell design at LSI Logic and process integration and development at National Semiconductor. Mr. Shiau earned a Bachelor of Science degree in physics from Soochow University, Taipei, Taiwan, and a Master of Science in Electrical Engineering from Case Western Reserve University, Cleveland, Ohio. He has earned 13 patents for manufacturing process, yield, design for manufacturing, and testing solutions.

Mr. Zimmer joined the Company in August 2011. Mr. Zimmer has over 29 years of semiconductor sales management, engineering, marketing and quality assurance experience. From 2009 to 2011, Mr. Zimmer was director of worldwide microcontroller marketing & vertical markets at Texas Instruments (TI), where he was responsible for driving significant microcontroller revenue growth during 2010. Prior to that, he was executive vice president of worldwide sales & applications at Luminary Micro, until TI acquired Luminary Micro in 2009. From 2005 to 2008, Mr. Zimmer was vice president of America sales and applications at Microchip Technology, a leading provider of microcontroller and analog semiconductors. He was also director of worldwide automotive sales with Microchip, and has held various sales and management positions with other high-technology industry companies. Mr. Zimmer earned a Bachelor of Arts degree in communications and marketing from Oakland University and also attended Michigan State University where he studied business and marketing.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of April 11, 2012 by: (i) each person or entity who is known by us to own beneficially more than 5% of the outstanding shares of our common stock; (ii) each of our directors; (iii) each of our executive officers; and (iv) all directors and executive officers as a group.

Name and Address of Beneficial Owner (1)	Shares of Common Stock Beneficially Owned (2)		Percent of Class (3)

Austin W. Marxe and David M. Greenhouse c/o Special Situations Funds 527 Madison Avenue, Suite 2600 New York, NY 10022	4,000,000	(4)	11.3%
Eric A. Balzer	1,033,845	(5)	2.9
William G. Howard, Jr.	506,754	(6)	1.4
William L. George	221,754	(7)	*
Theodore J. Coburn	211,754	(8)	*
Peter L. Zimmer	140,327	(9)	*
Eric Kuo	101,428	(10)	*
Ying Shiau	98,314	(11)	*
Gery E. Richards	46,150	(12)	*
James E. Doran	20,000	(13)	*
All directors and executive officers as a group (9 persons)	2,380,326	(14)	6.5

*	Less than one percent

(1)	For directors and officers, the address is c/o Ramtron International Corporation, 1850 Ramtron Drive, Colorado Springs, Colorado 80921.
(2)	Such persons or entities have sole voting and investment power with respect to all shares of common stock shown as being beneficially owned by them, subject to community property laws where applicable, except as otherwise indicated in the information contained in these footnotes.
(3)	Pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended, shares of common stock issuable upon the exercise of warrants or stock options held by each person or entity set forth in the table which are currently or become exercisable within 60 days are included in the number of shares of common stock outstanding for purposes of determining the percentage ownership of such person or entity.

(4)	Includes 4,000,000 shares of common stock owned by Special Situations Funds (the “Fund”). The trustees of the Fund share voting and dispositive powers as to such shares.
(5)	Includes: (i) 260,976 shares of common stock owned directly; (ii) 589,532 shares of common stock issuable to Mr. Balzer upon exercise of options that are vested and exercisable within 60 days from April 11, 2012; (iii) 100,000 shares of restricted stock with a service condition and a vesting period of four equal annual installments over four years beginning July 15, 2012; (iv) 77,504 shares of restricted stock with a service condition and vesting period of four equal annual installments over four years beginning on December 15, 2012; and (v) 5,833 shares of restricted stock with a service condition and a vesting date of January 15, 2013.
(6)	Includes: (i) 36,754 shares of common stock owned directly; (ii) 460,000 shares of common stock issuable to Dr. Howard upon exercise of options that are vested and exercisable within 60 days from April 11, 2012; and (iii) 10,000 shares of restricted stock with a service condition and a vesting date of December 15, 2012.
(7)	Includes: (i) 21,754 shares of common stock owned directly; (ii) 190,000 shares of common stock issuable to Dr. George upon exercise of options that are vested and exercisable within 60 days from April 11, 2012; and (iii) 10,000 shares of restricted stock with a service condition and a vesting date of December 15, 2012.
(8)	Includes: (i) 11,754 shares of common stock owned directly; and (ii) 190,000 shares of common stock issuable to Mr. Coburn upon exercise of options that are vested and exercisable within 60 days from April 11, 2012; and (iii) 10,000 shares of restricted stock with a service condition and a vesting date of December 15, 2012.
(9)	Includes: (i) 90,000 shares of restricted stock with a service condition and vesting period of four equal annual installments over four years from the date of grant of August 15, 2011; (ii) 50,327 shares of restricted stock with a service condition and vesting period of four equal annual installments over four years beginning on December 15, 2012.
(10)	Includes: (i) 21,428 shares of common stock owned directly; (ii) 70,000 shares of common stock issuable to Mr. Kuo upon exercise of options that are vested and exercisable within 60 days from April 11, 2012; and (iii) 10,000 shares of restricted stock with a service condition and a vesting date of December 15, 2012.
(11)	Includes: (i) 25,000 shares of restricted stock with a service condition and a vesting date of May 16, 2012; (ii) 25,000 shares of common stock issuable to Mr. Shiau upon exercise of options that are vested and exercisable within 60 days from April 11, 2012; and (iii) 48,314 shares of restricted stock with a service condition and vesting period of four equal annual installments over four years beginning on December 15, 2012.
(12)	Includes: (i) 750 shares of restricted stock with a service condition and a vesting date of December 15, 2012; (ii) 20,900 shares of common stock issuable to Mr. Richards upon exercise of options that are vested and exercisable within 60 days from April 11, 2012; (iii) 2,000 shares of restricted stock with a service condition and vesting period of two equal annual installments on January 15, 2013 and January 15, 2014; (iv) 12,500 shares of restricted stock with a service condition and vesting period of four equal annual installments over four years from the grant date of July 15, 2011; and (v) 10,000 shares of restricted stock with a service condition and vesting period of four equal annual installments over four years from the grant date of March 15, 2012.
(13)	Includes 20,000 shares of restricted stock with a service condition and vesting period of two equal annual installments on January 16, 2013 and January 16, 2014.
(14)	Includes: (i) 352,666 shares of common stock owned directly; (ii) 1,545,432 shares of common stock issuable upon exercise of options that are vested and exercisable within 60 days from April 11, 2012; and (iii) 482,228 shares of restricted stock with a service condition and vesting periods of one to four years.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information as of March 31, 2012, relating to equity compensation plans of the Company pursuant to which common stock are authorized for issuance:

Plan category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Weighted-average remaining term of outstanding options (in years)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders(1)	3,825,783	$2.87	5.15	533,435

Equity compensation plans not approved by security holders(2)	130,736	$2.94	2.36	—

Total	3,956,519	$2.88	5.06	533,435

As of March 31, 2012, there were a total of 1,412,443 shares of non-vested restricted stock units and other full value awards outstanding under the Company’s 2005 Incentive Award Plan.

(1)	Includes outstanding options granted under the Company’s 1995 Stock Option Plan, as amended (the “1995 Plan”), and the Amended and Restated 2005 Incentive Award Plan (the “2005 Plan”), collectively, the “Plans.” The exercise price of all non-qualified stock options must be equal to at least 100% of the fair market value of the common stock on the date of grant and the maximum term of each grant is ten years. The options granted under the Plans become exercisable in full or in installments pursuant to the terms of each grant. The 1995 Plan has expired; directors and all employees of the Company, including officers, are eligible to participate in the 2005 Plan.
(2)	On August 17, 1999, our Board of Directors adopted the 1999 Stock Option Plan, as amended, under which a total of 700,000 shares of the Company’s common stock were authorized for issuance pursuant to the exercise of stock options granted thereunder. The exercise price of all non-qualified stock options must be equal to at least 100% of the fair market value of the common stock on the date of grant and the maximum term of each grant is ten years. Options granted become exercisable in full or in installments pursuant to the terms of each grant. Directors and executive officers of the Company are not eligible to participate in the 1999 Stock Option Plan, as amended. The 1999 Stock Option Plan expired on August 17, 2009.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

2011 Summary Compensation Table

The following table sets forth information concerning all compensation awarded to, earned by or paid to our current Chief Executive Officer, our Executive Vice President of Operations, Product /Test Engineering and Quality, our Vice President, Worldwide Sales, and our former Chief Executive Officer (who we refer to as our named executive officers), during the fiscal years ended December 31, 2011 and 2010.

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($)		Total ($)
Eric A. Balzer	2011	334,666	534,000	408,050	314,370	7,069	(3)	1,598,155
Chief Executive Officer and Former Chief Financial Officer *	2010	306,600	34,475	106,293	152,833	8,380	(4)	608,581

Ying Shiau	2011	179,481	71,250	164,392	72,900	19,734	(5)	507,757
Executive Vice President, Operations, Product /Test Engineering & Quality **

Peter L. Zimmer	2011	189,035	209,700	—	75,000	891	(6)	474,626
Vice President, Worldwide Sales & Applications **

William W. Staunton	2011	34,000	—	—	—	376,436	(7)	410,436
Former Chief Executive Officer ***	2010	408,000	63,040	185,074	—	11,144	(8)	667,258

*	Mr. Balzer was our Chief Financial Officer during 2010, and was appointed Chief Executive Officer in January 2011; he also continued to serve as Chief Financial Officer until April 2011.
**	Mr. Shiau and Mr. Zimmer each joined the Company in 2011, therefore only their 2011 compensation is included.
***	Mr. Staunton resigned as our Chief Executive Officer effective January 24, 2011.
(1)	These columns reflect the aggregate grant date fair value in accordance with FASB ASC Topic 718. See Note 8 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2011 regarding assumptions underlying the valuation of these equity awards.
(2)	Reflects the cash awards earned by the named executive officers under our annual incentive program.
(3)	Includes $3,394 for life insurance premiums paid by the Company and $3,675 for 401(k) plan company contributions.
(4)	Includes $3,394 for life insurance premiums paid by the Company, $1,311 for reimbursement of travel expenses to and from our corporate headquarters, which was discontinued effective March 1, 2010, and $3,675 for 401(k) plan company contributions.
(5)	Includes $1,560 for life insurance premiums paid by the Company, $16,771 for reimbursement of relocation expenses, and $1,403 for 401(k) plan company contributions.

(6)	Includes $891 for life insurance premiums paid by the Company.
(7)	Includes $374,000 for severance payments and $2,436 for life insurance premiums paid by the Company.
(8)	Includes $5,000 for housing allowance, which was discontinued effective March 1, 2010, $2,469 for life insurance premiums paid by the Company, and $3,675 for 401(k) plan company contributions.

Other Compensation

In order to attract and retain employees and provide support in the event of illness or injury, we offer all of our employees, including executive officers, medical and dental coverage, disability insurance and life insurance. All of our executive officers are entitled to participate in these plans on substantially the same terms that apply to all of our employees.

We encourage saving for retirement through our 401(k) plan, to which we may make matching contributions. Employees may contribute up to the maximum voluntary deferral amount allowed by the Internal Revenue Service.

Outstanding Equity Awards at 2011 Fiscal Year End

Options Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($) (1)

Eric A. Balzer							11,666	(2)	22,749
							100,000	(3)	195,000
							100,000	(4)	195,000
	0		250,000	(5)	2.880	7/15/2021
	21,250		63,750	(6)	1.970	1/15/2020
	52,032		17,343	(7)	1.420	12/15/2018
	100,000		0		4.070	12/11/2017
	160,000		0		3.720	12/19/2016
	75,000		0		2.292	12/07/2015
	75,000		0		3.710	12/02/2014
	60,000		0		3.010	10/26/2014
	25,000	(8)	0		3.800	12/03/2012

Ying Shiau							25,000	(9)	48,750
	0		75,000	(10)	2.850	5/16/2021
	0		25,000	(11)	2.410	4/15/2021

Peter Zimmer							90,000	(12)	175,500

(1)	Based on the closing price as reported on the Nasdaq Global Market on December 31, 2011 of $1.95.
(2)	Restricted stock awards that vest in three equal annual installments beginning one year from the grant date of January 15, 2010.
(3)	Restricted stock award that vests on February 15, 2012.

(4)	Restricted stock awards that vest in four equal annual installments beginning one year from the grant date of July 15, 2011.
(5)	Options granted on July 15, 2011, vesting in four equal annual installments beginning one year from the date of grant.
(6)	Options granted on January 15, 2010, vesting in four equal annual installments beginning one year from the date of grant.
(7)	Options granted on December 15, 2008, vesting in four equal annual installments beginning one year from the date of grant.
(8)	Options granted to Mr. Balzer during the time he served solely as a director of the Company.
(9)	Restricted stock award that vests on May 16, 2012.
(10)	Options granted on May 16, 2011, vesting in four equal annual installments beginning one year from the date of grant.
(11)	Options granted on April 15, 2011, vesting in four equal annual installments beginning one year from the date of grant.
(12)	Restricted stock awards that vest in four equal annual installments beginning one year from the grant date of August 15, 2011.

Non-Equity Incentive Plan Compensation

In August 2011, the Compensation Committee and Board approved the performance targets and cash award opportunities for our 2011 Incentive Compensation Plan (the “2011 Incentive Plan”). The participants under the 2011 Incentive Plan include the Chief Executive Officer and the Company’s Vice Presidents. Each participant was assigned a target incentive compensation amount applicable to service in 2011, expressed as a percentage of base salary. Incentive compensation was earned based on actual company performance measured against the 2011 Incentive Plan established revenue and corresponding GAAP net income/loss targets (the “performance targets”).

To the extent the 2011 actual revenue and corresponding net loss increase above the minimum performance targets, the incentive compensation amount increases up to 100% of the target, and continues increasing thereafter as actual revenue and net income increase (or net loss decreases), up to a maximum of 200%. Based on actual 2011 year end results as reported in the audited financial statements included in our Annual Report on Form 10-K, the Compensation Committee and Board determined the final award level under the 2011 Incentive Plan to be 90% of the performance target.

The 2011 Incentive Plan incentive compensation awards will be paid during the second quarter of 2012. Any incentive compensation amounts earned are prorated in the case of a participant not employed for the full year. No participant will be eligible for an award under the 2011 Incentive Plan if he is not employed by the Company on the date the awards are paid, unless otherwise approved by the Compensation Committee.

Change-in-Control Agreements

In 2007, we entered into a Change-in-Control Agreement with Mr. Balzer, which was amended and restated in 2008 and 2011. We also entered into Change-in-Control Agreements in 2011 with Peter Zimmer and Mark Kent, our former Chief Financial Officer. The change-in-control agreement with Mr. Kent was terminated in October 2011 as a result of his resignation. The following discussion thus relates to the change-in-control agreements with Messrs. Balzer and Zimmer.

We entered into the change-in-control agreements as a means to assure continuity of management and operations in the event of a change in control. The change-in-control agreements remain in effect until August 31, 2014. Under the change-in-control agreements, in the event of termination of the executive’s employment by us or due to death or total disability of the executive officer within 12 months following a change in control (including termination by us within 60 days prior to the date on which a change-in-control occurs and such termination was at the request of a third party who had taken steps reasonably calculated to effect a change-in-control or otherwise arose in connection with and in anticipation of the change in control), other than for “cause,” or by the executive for “good reason,” each executive officer will receive:

•	A severance payment equal to two times for Mr. Balzer and one and one-half times for Mr. Zimmer, his current annual base salary;

•	An amount equal to his target incentive compensation for the year during which the change in control occurs;

•	Immediate acceleration of vesting of all outstanding equity awards (stock options and restricted stock) held by the executive; and

•	Reimbursement for up to 18 months of continued eligibility to participate in medical and health benefit plans on the same terms and conditions in effect for the executive prior to his termination.

As defined in the Agreements, a “Change-in-Control” generally includes the occurrence of any of the following: (i) any person becomes the beneficial owner, directly or indirectly, of 50% or more of the outstanding voting securities of the Company; (ii) the approval by the Company’s stockholders of a merger of the Company with or into any other corporation of which the Company is not the surviving corporation or in which the Company survives as a subsidiary of another corporation, unless (A) a majority of the members of the Company’s board of directors continue to be members of the board of directors of the surviving corporation, or (B) no entity or person following the merger owns greater than 50% of the outstanding securities of the surviving entity; (iii) a consolidation of the Company with any other corporation; (iv) sale or disposition of all or substantially all of the Company’s assets or the adoption of a plan of complete liquidation; or (v) the members of the Board of Directors or those Board members nominated by the Company for election to the Board cease for any reason to constitute a majority of the Board.

2011 COMPENSATION OF DIRECTORS

Cash Compensation

Directors who are not employees of the Company are compensated for director services as authorized and approved by the full Board of Directors. Directors are not paid for meeting attendance, but we reimburse non-employee directors for their travel, lodging and related expenses incurred in connection with attending board, committee and stockholders’ meetings. Effective January 1, 2011, the directors received annual cash compensation, paid quarterly, as follows:

Annual Cash Retainer ($)

Board Chairman	50,000
Board Members	30,000
Additional annual amount for foreign-based members only	5,000

Audit Committee Chairman	15,000
Audit Committee members	6,000

Compensation Committee Chairman	9,000
Compensation Committee members	3,500

Nominating and Governance Committee Chairman	5,000
Nominating and Governance Committee members	2,000

Non-employee directors were eligible to be granted stock awards under our Amended and Restated 2005 Incentive Award Plan.

Effective December 15, 2011, each non-employee director was granted restricted stock award of 10,000 shares of stock, with a one-year vesting period. As a new director in 2012, Mr. Doran received a restricted stock award for 20,000 shares with a vesting period of two equal annual installments over two years from the date of grant and a service condition.

Director cash and equity compensation is reviewed during the fourth quarter each year with changes in cash compensation made effective at the beginning of the next year. Equity grants are effective as of the fifteenth day of the calendar month in which the grant is approved if such approval date is on or before the fifteenth day of the calendar month. Equity grants are effective as of the fifteenth day of the immediately following calendar month if such approval date is after the fifteenth day of a calendar month in which the grant is approved.

Equity-Based Compensation

Except for the practice outlined above, we do not have a formal policy concerning the granting of equity awards to non-employee directors; however, we may consider adopting such a policy in the future.

Perquisites and Other Personal Benefits

We do not provide any quantifiable perquisites and other personal benefits to non-employee directors.

Director Compensation for 2011

Name	Fees Earned or Paid in Cash ($) (1)	Restricted Stock Awards ($) (2) (3)	Stock Option Awards ($)	All Other Compensation ($)	Total ($)

William G. Howard, Jr.	61,500	19,600	0	0	81,100
William L. George	45,750	19,600	0	0	65,350
Theodore J. Coburn	48,750	19,600	0	0	68,350
Eric Kuo	44,000	19,600	0	0	63,600

(1)	Consists of the amounts described above under “Cash Compensation” and individual committee membership.
(2)	On December 15, 2011, each director was granted a restricted stock award for 10,000 shares with a vesting period and service condition of one year. The value of the stock award is $1.96 per share, based on the closing price as reported on the NASDAQ Global Market on December 15, 2011.
(3)	Reflects the aggregate grant date fair value in accordance with FASB ASC Topic 718. See Note 8 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2011 regarding assumptions underlying the valuation of these equity awards.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and NASDAQ. Officers, directors, our chief accounting officer, and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish to the Company copies of all Section 16(a) forms filed.

To our knowledge and based solely on our review of the copies of such forms received by us, and written representations from certain reporting persons that no other forms were required during the fiscal year ended December 31, 2011, Mr. Mark Kent, our former Chief Financial Officer, filed a Form 3 and one (1) Form 4 late, and all other required Section 16 filers complied with all applicable Section 16(a) filing requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Audit Committee of the Board of Directors is responsible for the review and approval of all related party transactions that are required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC. Under SEC rules, a related person is a director, nominee for director, executive officer, owner of more than 5% of our common stock or immediate family member of any of the above. No new relationships or related-party transactions, except as disclosed below, between the Company and our officers, directors and principal stockholders or their affiliates have been entered into since January 1, 2011.

James Doran became a director of the Company on January 1, 2012. Pursuant to a consulting agreement between Mr. Doran and the Company, Mr. Doran has advised the Company on strategic and business matters since February, 2011. For his consulting services, the Company has paid Mr. Doran cumulative fees of $192,000 in 2011 and $40,000 through March 31, 2012. The Company does not plan to continue using Mr. Doran’s consulting services after June 30, 2012. There are no other arrangements or understandings between Mr. Doran and any other persons pursuant to which he was selected as a director of the Company.

PROPOSAL 2 – TO APPROVE THE COMPANY’S 2012 INCENTIVE AWARD PLAN

The Company’s Board is asking the shareholders to approve the Ramtron International Corporation 2012 Incentive Award Plan (“2012 Plan”). The 2012 Plan was adopted by the Board on April 5, 2012, subject to the approval of our shareholders. The 2012 Plan will take effect upon the approval of the Company’s shareholders.

We are requesting an additional 3,500,000 shares of our common stock to be reserved for issuance under the 2012 Plan. We presently use the Ramtron International Corporation 2005 Amended and Restated Incentive Award Plan (the “2005 Plan”) for stock-based awards. As of March 31, 2012, we had 533,435 shares that remained available for issuance under the 2005 Plan. If our shareholders approve the 2012 Equity Incentive Plan, all shares that remain available for issuance under the 2005 Plan as of the effective date of the 2012 Plan will be transferred to the 2012 Plan, and shares that are subject to outstanding awards that were granted under the 2005 Plan or the Ramtron International Corporation 1995 Stock Option Plan (the “1995 Plan”) that expire or are forfeited on or after the effective date of the 2012 Plan will become available for issuance under the 2012 Plan. The requested number of 3,500,000 additional shares of our common stock to be reserved for issuance under the 2012 Plan is expected to be used over multiple years. The closing price of a share of our common stock on the NASDAQ Global Select Market on April 11, 2012 was $1.99. At that time, the aggregate market value of the additional 3,500,000 common shares proposed to be reserved for purposes of the Plan was $6,965,000.

Section 162(m) of the Internal Revenue Code (“Section 162(m)”) generally disallows a tax deduction to publicly-held companies for compensation paid to certain executive officers that exceeds $1 million per officer in any year. Compensation that is deemed to be “qualified performance-based compensation” under Section 162(m) is generally excluded from this limit. For any awards under the 2012 Plan to qualify as “qualified performance-based compensation,” Section 162(m) requires that the material terms of the 2012 Plan, including its performance measures, be approved by our shareholders once every five years. The performance measures are set forth in Section 17 of the 2012 Plan. In addition to requesting shareholder approval of the 2012 Plan, the plan is being submitted for approval by shareholders so that certain awards granted may qualify as “qualified performance-based compensation” under Section 162(m).

Set forth below is a summary of some of the terms of the 2012 Plan. The following summary is qualified in its entirety by reference to the terms of the 2012 Plan, a complete copy of which is attached to this proxy statement as Appendix A.

SUMMARY OF THE 2012 PLAN

ADMINISTRATION OF THE 2012 PLAN. The 2012 plan will be administered by a committee (“Committee”) designated by the Board. Members of the Committee will serve for a period of time as determined by the Board. Subject to the terms of the 2012 Plan, the Committee has sole and complete discretionary authority to (i) make all determinations with respect to awards to be granted under the 2012 Plan, including the form of award and the recipient of the award, (ii) prescribe, amend and rescind rules and regulations relating to the 2012 Plan, (iii) determine the terms and provisions of any agreements concerning the terms of an award, and (iv) make all other determinations necessary or advisable for the administration of the 2012 Plan. All decisions, interpretations and other actions of the Committee are final and binding on participants and other holders of any awards granted under the 2012 Plan.

SHARES RESERVED FOR AWARDS. The number of shares of common stock reserved and available for awards under the 2012 Plan will be 3,500,000 shares, plus (i) the number of shares that remain available for issuance under the 2005 Plan as of the effective date of the 2012 Plan and (ii) the number of shares subject to outstanding awards granted under either the 2005 Plan or the 1995 Plan that expire or are forfeited on or after the effective date of the 2012 Plan. The maximum number of shares that may be issued upon the exercise of incentive stock options (“ISOs”) granted under the plan will be 3,500,000 shares. Subject to any required approval of our shareholders, the Committee may adjust the number of shares reserved under the 2012 Plan to reflect any increase or decrease in the number of issued shares resulting from stock splits, stock dividends, recapitalizations and other similar events.

Under the 2012 Plan, any shares granted in connection with Options and Stock Appreciation rights (“SARs”) will be counted against the Plan’s share limit as one share for every one Option or SAR awarded. Any shares granted in connection with awards other than Options and SARs will be counted against this limit as 1.53 shares for every one share granted in connection with such award.

NO LIBERAL SHARE RECYCLING. The 2012 Plan provides that only shares with respect to awards granted under the 2012 Plan that terminate, expire, or are forfeited, cancelled or settled in cash instead of shares, will again be available for issuance under the 2012 Plan. The following shares will not be added back to the aggregate share limit under the 2012 Plan: (i) shares that are subject to a stock-settled SAR that are not issued upon the net settlement or net exercise of the SAR, (ii) shares delivered to or withheld by the Company to pay the exercise price of a stock option, (iii) shares delivered to or withheld by the Company to pay withholding taxes related to any award or (iv) shares repurchased by the Company on the open market with stock option proceeds.

ELIGIBILITY AND AWARDS. If the 2012 Plan is approved by our shareholders, awards may be granted to the following categories of individuals: (i) employees of the Company or any of its subsidiaries, (ii) consultants engaged by the Company or any of its subsidiaries, and (iii) non-employee directors of the Company (the number of persons eligible to receive awards under the 2012 Plan is presently estimated to be 145 persons). Only employees of the Company or any of its subsidiaries may receive a grant of ISOs under the 2012 Plan. No determination has been made as to which eligible individuals will receive grants under the 2012 Plan and, therefore, the benefits to be allocated to any individual or to any group of employees are not presently determinable.

INDIVIDUAL SHARE LIMITS. Under the 2012 Plan, the maximum number of shares our of common stock subject to stock options and/or SARs that may be granted to any individual during any calendar year will be 500,000 shares. The maximum number of shares of our common stock subject to all other awards (other than stock options and SARs) that are intended to qualify as “qualified performance-based compensation” for purposes of Section 162(m) that may be granted to any individual during any calendar year will be 500,000 shares. The maximum value of any performance units or other incentive awards payable in cash that are intended to qualify as “qualified performance-based compensation” for purposes of Section 162(m) that may be granted to any individual during any calendar year is $1,000,000. The maximum number of shares of our common stock subject to awards that may be granted to any non-employee director during any calendar year will be 500,000 shares.

TYPES OF AWARDS. Subject to the terms of the 2012 Plan, the Committee, in its discretion, may grant the following awards under the plan: Stock options, SARs, restricted stock, performance units, performance shares, phantom shares, restricted stock units, , and other incentives and awards that the Committee may, in its discretion, grant alone or in tandem with any of the foregoing awards.

Stock Options. Under the 2012 Plan, the Committee may grant both ISOs, as defined under Section 422 of the Internal Revenue Code (the “Code”), and non-statutory stock options (“NSOs”). The 2012 Plan provides that options must have an exercise price per share that is at least equal to 100% of the fair market value per share of common stock on the date of grant. For ISOs granted to an employee who, at the time of the ISO grant, holds shares possessing at least 10% of the combined voting power of all classes of stock of the Company or any subsidiary, the ISOs must have an exercise price per share that is at least 110% of the fair market value of per share of common stock on the date of grant. The term of any option granted under the 2012 Plan may be no more than 7 years from the date of grant, although the term of ISOs granted to an employee who, at the time of the ISO grant, holds shares possessing at least 10% of the combined voting power of all classes of stock of the Company or any subsidiary, may be no more than 5 years from the date of grant.

The consideration to be paid for shares issued upon the exercise of a stock option, including the method of payment, will be determined by the Committee on the date of grant and may consist of (i) cash, check or full recourse promissory note (to the extent permitted by applicable law), (ii) delivery to the Company of shares of common stock having a fair market value on the date of surrender that is equal to the aggregate exercise price of the shares to which the option will be exercised, (iii) any combination of the foregoing, or (iv) any other legal consideration the Committee may deem appropriate. Options continue to be exercisable for up to 12 months after an optionee’s association with the Company terminates due to death or disability. If an optionee’s association with the Company ends for other reasons (other than termination for cause), options continue to be exercisable during such period of time as determined by the Committee on the date of grant, provided that with respect to an award of ISOs such period will not exceed 90 days after the date that such optionee’s association with the Company ends. If an optionee’s association with the Company ends due to termination for cause, options continue to be exercisable for up to 30 days following the date of such termination for cause.

Stock Appreciation Rights. SARs may be granted either on a stand-alone basis (“Free Standing SAR”) or in tandem with a grant of stock options (“Tandem SAR”). The consideration to be received upon the exercise of a SAR will be paid in cash, shares to which the applicable SAR relates (valued at the fair market value per share on the date of exercise), or a combination of cash and shares. The term of any SAR granted under the 2012 Plan may be no more than 7 years from the date of grant.

A Free Standing SAR will be exercisable at any time, to the extent and upon the terms and conditions set forth in the award agreement. The base price of a Free Standing SAR will not be less than 100% of the fair market value of the shares on the date of grant. Subject to the limitations within the 2012 Plan, upon exercise of a Free Standing SAR, the participant will be entitled to receive, for each share with respect to which the Free Standing SAR is being exercised, consideration equal in value to the excess of the fair market value of a share on the date of exercise over the fair market value of a share on the date of the award.

A Tandem SAR will be exercisable only at the time and to the extent that the related option is exercisable. Subject to the limitations set forth in the 2012 Plan, upon exercise of a Tandem SAR, the participant will be entitled to receive, for each share with respect to which the Tandem SAR is being exercised, consideration equal to the fair market value of a share on the date of exercise over the related option exercise price per share, provided that the Committee may provide that the appreciation realizable upon the exercise of such Tandem SAR will be measured from a base higher than the related option exercise price.

Restricted Stock. Shares of restricted common stock may be granted under the 2012 Plan either at the beginning or the end of the applicable restriction period. Restricted stock will vest and become transferable upon the satisfaction of conditions set forth in the award agreement. The Committee will determine the price, if any, to be paid by a participant for restricted stock, provided that the issuance of restricted stock will be made for at least the minimum consideration necessary to permit such restricted stock to be deemed fully paid and assessable. In connection with any award of restricted stock, the award agreement may provide for the payment of a cash amount to the participant holding such restricted stock at any time after such restricted stock becomes vested. Any such cash awards will be payable in accordance with any additional restrictions, terms and conditions as prescribed by the Committee in the award agreement.

Restricted stock issued at the beginning of the applicable restriction period shall constitute outstanding shares for all corporate purposes and the holder of such restricted stock generally will have the rights of a shareholder with respect to such restricted stock, including the right to vote such restricted stock and to receive and retain such dividends and distributions as the Committee, in its sole discretion, may designate. Restricted stock issued at the end of the applicable restriction period will not constitute issued and outstanding shares for corporate purposes and the holder of such restricted stock will not have any of the rights of a shareholder with respect to such restricted stock, provided that the holder of such restricted stock will be entitled to receive dividend equivalents during the restriction period in accordance with the rules the Committee may specify in the award agreement (except that if dividend equivalents are paid with respect to any such restricted stock that is subject to performance goals, the holder’s right to receive such dividend equivalents will be subject to the same restrictions and risk of forfeiture that apply to the underlying restricted stock units). Any restricted stock that is issuable at the end of the applicable restriction period shall be subject to the rules governing restricted stock units, described below.

Performance Units and Performance Shares. Performance units granted under the 2012 Plan will have an initial value that is established by the Committee on or before the date of grant, which value need not relate to the fair market value of a share of common stock. Performance shares granted under the 2012 Plan will have an initial value equal to 100% of the fair market value of a share of common stock on the date of grant. Performance units and performance shares will be earned only if corporate, business division or individual performance objectives over performance cycles, established by or under the direction of the Committee, are met. The performance objectives may vary from participant to participant, division to division and period to period, and the Committee may modify any established performance objectives (other than awards intended to qualify as “qualified performance-based compensation” subject to Section 162(m) of the Code, which awards generally may not be modified if such modification will cause the award to no longer qualify under Section 162(m) of the Code) if the Committee determines that such objectives are no longer suitable due to a material change in the Company’s business, operations, corporate structure or capital structure or other conditions the Committee deems to be material. Awards may be paid in the form of cash, shares of common stock or any combination thereof, as determined by the Committee. The holder of performance shares may be entitled to receive dividend equivalents, as determined by the Committee in its sole discretion, provided that the holder’s right to receive any dividend equivalents will be subject to the same restrictions and risk of forfeiture that apply to the underlying performance shares.

Phantom Shares. The value of phantom shares granted under the 2012 Plan will be determined by reference to a share of common stock. Any grant of phantom shares will be subject to the terms and conditions set forth in the 2012 Plan and subject to such other terms and conditions as are not inconsistent with the purposes and provisions of the 2012 Plan as the Committee, in its sole discretion, may from time to time determine, including the satisfaction of any performance goal requirements that may be established by the Committee. The holder of phantom shares may be entitled to dividend equivalents, as determined by the Committee in its sole discretion, provided that if dividend equivalents are paid with respect to phantom shares that are subject to performance goals, the holder’s right to receive such dividend equivalents will be subject to the same restrictions and risk of forfeiture that apply to the underlying phantom shares.

Restricted Stock Units. Restricted stock units granted under the 2012 Plan will consist of an award of restricted stock, performance shares or performance units that the Committee, in its sole discretion, permits to be paid out in installments, in accordance with rules and procedures established by the Committee. Awards of restricted stock units may relate in whole or in part to performance or other criteria established by the Committee at the time of grant. Restricted stock units may provide for the payment of cash consideration by the participant to whom such award is granted or such restricted stock units may be delivered without the payment of cash consideration, provided that the issuance of any shares in connection with an award of restricted stock will be for at least the minimum consideration necessary to permit the shares to be deemed fully paid and nonassessable.

Other Incentive Awards. The Committee may, in its discretion, grant other incentive awards, which may be granted either alone, in addition to, or in tandem with, either or both of other awards granted under the 2012 Plan or other cash awards made under or outside of the 2012 Plan, and which may, but are not required to, relate to the current fair market value per share of common stock.

NO REPRICING OF STOCK OPTIONS AND SARS. Except in connection with certain corporation transactions described in the 2012 Plan, the terms of any outstanding awards may not be amended to reduce the exercise price of outstanding stock options or the base price of outstanding SARs, or cancel outstanding stock options or SARs (i) with an exercise price above the current stock price in exchange for cash or other securities or (ii) in exchange for stock options or SARs that have an exercise price or base price that is less than the original exercise price or base price of the applicable stock options or SARs. These provisions are intended to prohibit the repricing of “underwater” stock options and SARs.

CODE SECTION 162(m) EXEMPTION. Special rules limit the deductibility of compensation paid to our chief executive officer and certain other senior executives. Under Code section 162(m), the annual compensation paid to any of these executives generally will be deductible only to the extent that it does not exceed $1,000,000. However, the Company may preserve the deductibility of certain compensation in excess of $1,000,000 if the compensation qualifies as “qualified performance-based compensation” under Code section 162(m). Awards granted under pre-established objective performance goals may qualify as performance-based compensation if certain requirements are met, including shareholder approval of the material terms of such performance goals. The 2012 Plan has been designed to permit the Company to grant awards that qualify as performance-based compensation for purposes of satisfying the conditions of Code section 162(m), thereby permitting the Company to receive a federal income tax deduction in connection with such awards if the Company should make them.

PERFORMANCE OBJECTIVES UNDER THE 2012 PLAN. Performance objectives applicable to awards that are intended to be exempt from the limitations of Code section 162(m) include the achievement of one or more objective performance goals established by the Committee, which will be based on the attainment of one or any combination of the following: return on invested capital, customer service levels, EBIT (or EBITDA or other forms of earnings on basic or diluted basis), free cash flow (or other cash flow measures), growth in the foregoing or other measures, economic profit, net income (before or after tax), specified levels of earnings per share from continuing operations, operating income, revenues, gross margin, return on operating assets, return on equity, economic value added, stock price appreciation, total shareholder return (measured in terms of stock price appreciation and dividend growth) or cost control, of the Company or any subsidiary or affiliate (or any division thereof) for or within which the participant is primarily employed, or such other goals as the Committee will determine. Such performance goals also may be based upon the attaining of specified levels of Company performance under one or more of the measures described above relative to the performance of other corporations.

CHANGE IN CORPORATE STRUCTURE. Unless provided otherwise in an award agreement, in the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets or stock of the Company (other than in the ordinary course of business), or the merger or consolidation of the Company with or into another Company, as a result of which the Company is not the surviving and controlling Company or as a result of which the outstanding shares of common stock are exchanged or converted into cash or property or securities not of the Company, the Committee will (i) make provision for the assumption or substitution of all outstanding awards by the successor Company, or (ii) if an award is not assumed or substituted by the successor company, the Committee will notify the participant in writing or electronically that all awards will be exercisable, whether or not then exercisable, and any restrictions on such awards will lapse, for a period of up to 30 days from the date of such notice (but in no event later than the expiration of the term of such award as set forth in the award agreement), and the award will terminate upon the expiration of such period.

TRANSFERABILITY OF AWARDS. Generally, no award granted under the 2012 Plan may be transferred by a participant other than by will or the laws of descent and distribution. Notwithstanding the foregoing, unless provided otherwise in an award agreement, an award may be transferred (i) between spouses incident to a divorce, (ii) in the case of an award other than an ISO or related Tandem SAR, to a trust established for the exclusive benefit of one or more members of the participant’s immediate family, or to a partnership in which members of participant’s immediate family are the only partners, or (iii) in the event of the death of the participant, by the estate of the participant or by a person who acquires the rights to exercise the award by bequest or inheritance.

AMENDMENT OF THE 2012 PLAN. The Committee may amend the 2012 Plan from time to time in such respects as the Committee may deem advisable, provided that without further approval of the shareholders, the Committee may not amend the 2012 Plan to (i) increase the number of shares that may be issued under the 2012 Plan, other than to prevent dilution or in connection with a change in corporate structure, (ii) materially change the designation of the class of individuals eligible to receive awards under the 2012 Plan, (iii) remove administration of the Plan from the Board or the Committee, (iv) extend the term of the 2012 Plan, or (v) violate the rules for shareholder approval under the rules of any exchange on which the company’s shares are traded or any other applicable laws, rules or regulations.

EFFECTIVE DATE AND TERMINATION. If approved by our shareholders, the 2012 Plan will become effective upon such approval as provided in the 2012 Plan. The 2012 Plan will continue in effect for a term of 10 years, commencing on the earlier of (a) the date the 2012 Plan is adopted by the Board or (b) the date of shareholder approval of the 2012 Plan, unless sooner terminated under the terms 2012 the Plan. All awards granted prior to shareholder approval of the 2012 Plan are subject to such approval, and, if such approval is not obtained within 12 months after the 2012 Plan is adopted by the Board, all such awards will expire and will be of no further force and effect.

CERTAIN TAX CONSEQUENCES.

The following discussion summarizes certain United States federal income tax consequences that generally will arise with respect to the awards granted under the 2012 Plan. This discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the 2012 Plan. A participant may also be subject to state, local or foreign taxes in connection with the grant of awards under the 2012 Plan. We suggest that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Non-Statutory Stock Options. A participant will not recognize any taxable income at the time an NSO is granted. Upon exercise of an NSO, the participant must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the participant’s exercise price. At the time a participant sells shares acquired pursuant to the exercise of an NSO, any appreciation (or depreciation) in the value of the shares after the date of exercise generally will be treated as a short-term or long-term capital gain (or loss), depending on how long the shares have been held.

Incentive Stock Options. A participant generally will recognize no income upon the grant of an ISO and incur no ordinary income tax on its exercise. If the participant holds shares acquired upon exercise of an ISO (the “ISO Shares”) for more than one year after the date the option was exercised and for more than 2 years after the date the option was granted, the participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

If the participant disposes of ISO Shares prior to the expiration of either required holding period as described above (a “disqualifying disposition”), then the participant will recognize ordinary income upon the disposition of the ISO Shares in an amount generally equal to the excess of the fair market value of the ISO Shares at the time of exercise (or, if less, the amount realized upon the disposition of such shares) over the option exercise price. Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), depending on the holding period.

Subject to certain exceptions for death or disability, if an optionee exercises an ISO more than three months after termination of employment, the exercise of the option will be taxed as the exercise of an NSO. In addition, if an optionee is subject to the federal alternative minimum tax, the exercise of an ISO will be treated essentially the same as the exercise of an NSO for purposes of the alternative minimum tax.

Stock Appreciation Rights. Generally, a participant will not recognize any taxable income at the time a SAR is granted. Upon exercise of a SAR, the participant must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the participant’s base price.

Restricted Stock. A participant who receives an award of restricted stock that is issued at the beginning of the restriction period generally will recognize income on the fair market value of the restricted stock reduced by any amount paid by the participant at such time as the shares are no longer subject to a substantial risk of forfeiture. However, if a participant makes a timely election under Code section 83(b), the participant will recognize income on the date of transfer of such shares in an amount equal to the fair market value of the shares (determined without regard to the risk of forfeiture or restrictions on transfer) less the purchase price paid for the shares. If a Code section 83(b) election has not been made, any dividends received with respect to restricted stock that are subject at that time to a substantial risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the participant.

A participant who receives an award of restricted stock that is issued at the end of the restriction period (an RSU)generally will recognize income on the fair market value of the restricted stock reduced by any amount paid by the participant at such time as the shares are transferred to the participant at the end of the applicable restriction period.

Performance Shares, Performance Units and Phantom Stock. Generally, no income will be recognized upon the grant of performance shares, performance units or phantom stock. Upon payment in respect of the earn-out of performance shares, performance units or phantom stock, the participant will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any non-restricted shares received. If the Company pays dividend equivalents to the holder of phantom stock, the participant’s receipt of such dividend equivalents will be treated as compensation that is taxable as ordinary income to the participant.

Tax Treatment for the Company. The Company generally will be entitled to a tax deduction in connection with an option or award under the 2012 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income, provided that, among other things, the income is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Code section 280G, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Code section 162(m).

Deferred Compensation. Any awards granted under the 2012 Plan that are considered to be deferred compensation must satisfy the requirements of Code section 409A to avoid adverse tax consequences to participating employees. These requirements include limitations on election timing, acceleration of payments, and distributions. To the extent that deferrals of awards granted under the 2012 Plan fail to meet these requirements, such awards will be subject to immediate taxation and tax penalties in the year they vest. It is the intent of the Company that awards granted under the 2012 Plan will be structured and administered in a manner that complies with Code section 409A.

NEW PLAN BENEFITS

It is not possible to determine specific amounts and types of awards that may be awarded in the future under the 2012 Plan because the grant and actual pay-out of awards under such plan is discretionary.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE

“FOR” THE APPROVAL OF THE COMPANY’S 2012 INCENTIVE AWARD PLAN

PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Independent Auditors

The Audit Committee of the Board of Directors has appointed Ehrhardt Keefe Steiner & Hottman PC (“EKS&H) as our independent auditors, to audit our consolidated financial statements for the year ending December 31, 2012. A representative of Ehrhardt Keefe Steiner & Hottman PC is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

The aggregate fees billed for professional services by EKS&H, relating to the audits of our 2011 and 2010 consolidated financial statements and the fees for other professional services billed in 2011 and 2010 were:

Type of Fee	2011	2010

Audit fees	$257,471	$223,500
All other fees	$5,048	$4,500

Audit Fees. Includes EKS&H’s fees billed to us relating to the 2011 and 2010 annual audit services and the review of interim financial statements. Audit fees in 2011 also include their review of the Company’s Form S-1 and Form S-3 registration statements, as well as their audit of internal control over financial reporting.

All Other Fees. Includes EKS&H’s out of pocket expenses billed to us during 2011 and 2010, which are not included in the audit fees category.

Financial Information Systems Design and Implementation Fees. EKS&H did not render any professional services to us in 2011 and 2010 with respect to financial information systems design and implementation.

The Audit Committee has established a policy whereby the Audit Committee must pre-approve all audit and permitted non-audit services performed by the Company’s independent auditors in accordance with a prior description of the services to be performed and specific estimates for each such services. The Audit Committee pre-approved all of the services performed by EKS&H during fiscal 2011 and 2010.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS

VOTE “FOR” THE RATIFICATION OF APPOINTMENT OF THE

INDEPENDENT AUDITORS NAMED ABOVE

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is responsible for overseeing management’s financial reporting practices and internal controls and audit function. During 2011, the Audit Committee was composed of four outside, independent directors, all of whom meet the independence requirements of applicable Securities and Exchange Commission rules and regulations and listing requirements of NASDAQ. During 2011, Mr. Theodore J. Coburn was the Audit Committee financial expert as defined under applicable Securities and Exchange Commission rules and was also deemed to be a financially sophisticated Audit Committee member under applicable NASDAQ rules. The Audit Committee operates under a written charter reviewed by the Board of Directors. The charter is annually reassessed and updated, as needed, in accordance with applicable rules of the Securities and Exchange Commission and NASDAQ. The Audit Committee Charter is available on our website at www.ramtron.com.

In connection with our consolidated financial statements for the fiscal year ended December 31, 2011, the Audit Committee has:

•

Reviewed and discussed our audited consolidated financial statements as of and for the year ended December 31, 2011 with our independent registered public accounting firm and our management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant estimates and judgments, critical accounting policies and the clarity of disclosures in the financial statements.

•	Discussed with the independent registered public accounting firm matters required of auditors to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

•

Our independent registered public accounting firm also provided to the Audit Committee the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm their independence.

Based on these actions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for filing with the Securities and Exchange Commission.

Theodore J. Coburn, Chair

William G. Howard, Jr.

William L. George

Eric Kuo

OTHER MATTERS

We currently know of no matters to be submitted at the Annual Meeting other than those described herein. If any other matters properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

FORM 10-K

COPIES OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2011, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE PROVIDED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, RAMTRON INTERNATIONAL CORPORATION, 1850 RAMTRON DRIVE, COLORADO SPRINGS, COLORADO 80921.

By Order of the Board of Directors

Eric A. Balzer
Secretary

Colorado Springs, Colorado
April 23, 2012

Appendix A

RAMTRON INTERNATIONAL CORPORATION

2012 INCENTIVE AWARD PLAN

1.	Establishment and Purpose of the Plan.

The purpose of this 2012 Incentive Award Plan is to promote the interests of the Company and its stockholders by (i) helping to attract and retain the services of selected service providers of the Company who are in a position to make a material contribution to the successful operation of the Company’s business, (ii) motivating such persons, by means of performance-related incentives, to achieve the Company’s business goals, and (iii) enabling such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase, or benefit from the appreciation of, stock of the Company or other awards under this Plan.

2.	Definitions.

The following definitions shall apply throughout the Plan:

a.	“Affiliate” shall mean any entity that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Company.

b.	“Award” shall mean, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Performance Units, Performance Shares, Phantom Shares, Restricted Stock Units, and Other Incentive Awards.

c.	“Award Agreement” shall mean the written agreement entered into between the Company and the Participant evidencing and reflecting the terms of an Award granted under the Plan. An Award Agreement shall be subject to the terms and conditions of the Plan.

d.	“Board of Directors” shall mean the Board of Directors of Ramtron International Corporation as in office from time to time.

e.	“Code” shall mean the Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendment or successor provisions to such section and any rules and regulations issued under such section.

f.	“Committee” shall mean the committee of the Board of Directors appointed in accordance with Section 4(a) of the Plan, and if no such committee shall be appointed or in office, the Board of Directors.

g.	“Company” shall mean Ramtron International Corporation, a Delaware corporation (or any successor corporation).

h.	“Consultant” shall mean any person, including an advisor, engaged by the Company or a Subsidiary to render services to such entity in a non-employee capacity.

i.	“Continuous Employment” shall mean the absence of any interruption or termination of service as a Service Provider of the Company, or a Subsidiary, in any capacity; provided, however, that for purposes of an Incentive Stock Option, “Continuous Employment” means the absence of any interruption or termination of service as an Employee of the Company or a Subsidiary pursuant to applicable tax regulations. Continuous Employment shall not be considered interrupted in the case of any leave of absence authorized in writing by the Company or a Subsidiary prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or a Subsidiary is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Statutory Stock Option. For avoidance of doubt, a Participant shall be deemed to incur a termination of Continuous Employment if, as a result of a sale of shares or assets, the entity that employs such Participant shall cease to qualify as a Subsidiary and the Participant does not immediately become a Service Provider of the Company or an entity that continues to be a Subsidiary. In the event that the status of a Participant changes from Employee to Consultant, the Committee, in its sole discretion, may determine that, notwithstanding such change in status, the Participant shall not be deemed to incur a termination of Continuous Employment for purposes of the Plan until such time that the Participant’s service as a Consultant to the Company or a Subsidiary terminates.

j.	“Director” shall mean a duly elected and qualified member of the Board of Directors.

k.	“Disability” shall mean, in accordance with Section 22(e)(3) of the Code, the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. In determining the Disability of the Participant, the Committee may require the Participant to furnish proof of the existence of the Disability and may select a physician to examine the Participant. The final determination as to the Disability of the Participant shall be made by the Committee.

l.	“Dividend Equivalents” shall mean, to the extent specified by the Committee, an amount equal to all dividends and other distributions (or the economic equivalent thereof) paid on one Share for each Share represented by an Award held by such Participant.

m.	“Effective Date” shall have the meaning set forth in Section 23 of the Plan.

n.	“Employee” shall mean any individual, including officers and Directors, employed by the Company or a Subsidiary.

o.

“Fair Market Value” shall mean, with respect to Shares, the value per Share, as of any date, determined as follows: (i) if the Shares are then listed or admitted to trading on a NASDAQ market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on such NASDAQ market system or principal stock exchange on which the Shares are then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Shares on such NASDAQ market system or such exchange on the next preceding day for which a closing sale price is reported, (ii) if the Shares are not then listed or admitted to trading on a NASDAQ market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Shares in the over the counter market on the date of valuation, and (iii) if neither (i) nor (ii) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate and applied in accordance with uniform and nondiscriminatory standards adopted by the Committee from time to time, provided that any alternative fair market value pricing method adopted by the Committee must be stated in the Award Agreement and comply with the fair market value pricing rules set forth in Section 409A of the Code, which determination shall be conclusive and binding on all interested parties.

p.	“Free Standing SAR” shall mean an SAR granted pursuant to the provisions of Section 8(d) of the Plan.

q.	“Incentive Stock Option” shall mean an Option intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

r.	“Non-Employee Director” shall mean a member of the Board of Directors who is not also an Employee of the Company or a Subsidiary.

s.	“Non-Statutory Stock Option” shall mean an Option which is not an Incentive Stock Option.

t.	“Option” shall mean the grant of the right to a Service Provider pursuant to the Plan to purchase a specified number of Shares at a specified exercise price.

u.	“Optioned Stock” shall mean the Shares subject to an Option or SAR granted pursuant to the Plan.

v.	“Optionee” shall mean a Service Provider who is granted an Option under the Plan.

w.	“Other Incentive Awards” shall mean any other awards not specifically described in the Plan that may in whole or in part be valued by reference to, or otherwise based on, Shares, and are created by the Committee pursuant to Section 13 of the Plan.

x.	“Participant” shall mean a Service Provider who is granted an Award under the Plan.

y.	“Performance Cycle” shall have the meaning set forth in Section 10(b) of the Plan.

z.	“Performance Share” shall mean an Award granted pursuant to Section 10 of the Plan.

aa.	“Performance Unit” shall mean an Award granted pursuant to Section 10 of the Plan.

bb.	“Phantom Share” shall mean an Award consisting of a contractual right to receive a hypothetical Share granted pursuant to Section 11 of the Plan.

cc.	“Plan” shall mean this Ramtron International Corporation 2012 Incentive Award Plan, as the same may be amended from time to time.

dd.	“Prior Plan” shall mean the Ramtron International Corporation Amended and Restated 2005 Incentive Award Plan.

ee.	“Restricted Period” shall mean the period during which the transfer of Restricted Stock is subject to restrictions, and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of performance goals, or the occurrence of other events as determined by the Committee in its discretion.

ff.	“Restricted Stock” shall mean Shares issued pursuant to Section 9 of the Plan.

gg.	“Restricted Stock Unit” shall mean an Award granted pursuant to Section 12 of the Plan.

hh.	“Retained Distributions” shall have the meaning set forth in Section 9(c) of the Plan.

ii.	“Service Provider” shall mean an Employee, Non-Employee Director or Consultant.

jj.	“Shares” shall mean shares of the common stock of the Company, par value per share of $0.01, or any shares into which such Shares may be converted in accordance with Section 16 of the Plan.

kk.	“Stock Appreciation Right” or “SAR” shall mean an Award, granted alone or in connection with an Option, that pursuant to Section 8 of the Plan is designated as a SAR.

ll.	“Subsidiary” shall mean any “subsidiary” corporation, whether now or hereafter existing as defined in Section 424(f) of the Code.

mm.	“Tandem SAR” shall mean an SAR granted pursuant to the provisions of Section 8(c) of the Plan.

nn.

“Termination for Cause” shall mean termination of employment as a result of (i) any act or acts by the Participant constituting a felony under any federal, state or local law; (ii) the Participant’s willful and continued failure to perform the duties assigned to him or her as a Service Provider; (iii) any material breach by the Participant of any agreement with the Company or a Subsidiary or Affiliate concerning his or her employment or other understanding concerning the terms and conditions of employment by the Company or a Subsidiary or Affiliate; (iv) dishonesty, gross negligence or malfeasance by the participant in the performance of his or her duties as a Service Provider or any conduct by the Participant which involves a material conflict of interest with any business of the Company or a Subsidiary or Affiliate; or (v) the Participant’s taking or knowingly omitting to take any other action or actions in the performance of Participant’s duties as a Service Provider without informing appropriate members of management to whom such

Participant reports, which action or actions, in the determination of the Board of Directors, have caused or substantially contributed to the material deterioration in the business of the Company or a Subsidiary or Affiliate.

3.	Shares Reserved.

a.	Number of Shares. Subject to adjustment as provided in Section 16 of the Plan, the maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be equal to 3,500,000 Shares, plus (i) the number of Shares that remain available for issuance under the Prior Plan as of the Effective Date and (ii) the number of Shares subject to awards granted under the Prior Plan and the Ramtron International Corporation 1995 Stock Option Plan that remain outstanding as of the Effective Date and that expire or are terminated or canceled at any time on or after the Effective Date for any reason without having been exercised or settled in full, in each case to the extent of such expiration, termination or cancellation; provided, however, that the maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 3,500,000 Shares. Such number of Shares reserved for issuance under the Plan may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time. Any Shares granted in connection with Options and SARs shall be counted against the Plan’s Share limit as one Share for every one Option or SAR awarded. Any Shares granted in connection with Awards other than Options and SARs shall be counted against this limit as 1.53 Shares for every one Share granted in connection with such Award or by which the Award is valued by reference. For the avoidance of doubt, any Shares that become available for issuance under the Prior Plan on or after the Effective Date pursuant to Sections 3(b)(ii)-(iv) in the Prior Plan shall not become available for issuance under the Plan.

b.	Share Counting. Any Shares subject to Awards that terminate, expire, or are forfeited, cancelled or settled in cash, either in whole or in part, may be used for the further grant of Awards to the extent of such termination, forfeiture, cancellation or settlement. Any Shares that again become available for future grants pursuant to the preceding sentence shall be added back as one Share if such Shares were subject to Options or SARs, and as 1.53 Shares if such Shares were subject to Awards other than Options or SARs. Notwithstanding the foregoing, Shares subject to an Award granted under the Plan may not again be made available for issuance or delivery under the Plan if such Shares are (i) Shares that were subject to a stock-settled SAR and were not issued upon the net settlement or net exercise of such SAR, (ii) Shares delivered to or withheld by the Company to pay the exercise price of an Option, (iii) Shares delivered to or withheld by the Company to pay the withholding taxes related to an Award, or (iv) Shares repurchased on the open market with the proceeds of an Option exercise.

c.

Individual Limits. Subject to adjustment as provided in Section 16 of the Plan, (i) the maximum number of Shares which may be subject to Options and/or SARs granted under the Plan during any calendar year to any Participant shall be 500,000 Shares and (ii) the maximum number of Shares that may be subject to Awards (other than Options or SARs) that are intended to satisfy the requirements set forth in Section 17 herein that may be granted under the Plan during any calendar year to any Participant shall be 500,000 Shares. The maximum value of any Performance Units or Other Incentive Awards that are payable in cash and are intended to satisfy the requirements set forth in Section 17 herein that may be granted under the Plan during any calendar to any Participant shall not exceed in the aggregate $1,000,000, as determined on the respective date(s) of grant.

4.	Administration of the Plan.

a.	The Plan shall be administered by the Board of Directors or, if appointed pursuant to a resolution of the Board of Directors, by a Committee designated by the Board of Directors to administer the Plan. If so appointed, the Committee shall be comprised of not less than two persons. Members of the Committee shall serve for such period of time as the Board of Directors may determine. From time to time the Board of Directors may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan. In the event the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and unless the Board of Directors determines otherwise, from the effective date of such registration until six months after the termination of such registration, all grants of Awards to persons subject to the provisions of Section 16(b) of the Exchange Act shall be made by a Committee of two or more Non-Employee Directors having full authority to act in the matter and all of whom are “non-employee directors” under Rule 16b-3 of the Exchange Act, “outside directors” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder and, to the extent required, “independent directors” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

b.

Subject to the provisions of the Plan, the Committee shall have the sole and complete discretionary authority: (i) to grant Incentive Stock Options in accordance with Section 422 of the Code, and Non-Statutory Stock Options, SARs, Restricted Stock, Performance Units, Performance Shares, Phantom Shares, Restricted Stock Units and Other Incentive Awards; (ii) to determine, upon review of relevant information, the Fair Market Value per Share; (iii) to determine the exercise price of the Awards to be granted to Service Providers in accordance with the Plan; (iv) to determine the Service Providers to whom, and the time or times at which, Awards shall be granted and the number of Shares subject to each Award; (v) to prescribe, amend and rescind rules and regulations relating to the Plan, and to interpret and the same, subject to the limitations set forth in Section 16 of the Plan; (vi) to determine the terms and provisions of each Award under the Plan and each Award Agreement (which need not be identical with the terms of other Awards or Award Agreements) and to modify or amend an outstanding Award or Award Agreement; (vii) to accelerate the exercise or vesting date of any Award; (viii) to determine whether any Participant will be required to execute a stock purchase agreement or other agreement as a condition to the exercise, issue or payment of an Award, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and to amend any such agreement; (ix) to interpret the Plan, any Award Agreement, or any other agreement entered into with respect to the grant, issue, payment or exercise of Awards, and to determine the eligibility of a Service Provider for benefits under the Plan and the amount thereof; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted or to take such other actions as may be necessary or appropriate with respect to the Company’s rights pursuant to Awards or agreements relating to the grant, issue, payment or exercise thereof; and (xi) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan, including determining the amounts of benefits payable to a Participant.

c.	All decisions, determinations and interpretations of the Committee shall be final and binding on all Participants and any other holders of any Awards granted under the Plan.

d.	The Committee shall keep minutes of its meetings and of the actions taken by it without a meeting. A majority of the Committee shall constitute a quorum, and the actions of a majority at a meeting, including a telephone meeting, at which a quorum is present, or acts approved in writing by a majority of the members of the Committee without a meeting, shall constitute acts of the Committee.

e.	The Company shall pay all original issue and transfer taxes with respect to the grant of Awards and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith; provided, however, that the person exercising an Award shall be responsible for all payroll, withholding, income and other taxes incurred by such person on the date of exercise of an Award or transfer of Shares.

5.	Eligibility.

Awards may be granted under the Plan only to Service Providers, provided, however, that Incentive Stock Options may be granted only to Employees of the Company or a Subsidiary. A Service Provider who has been granted an Award may be granted, if he or she is otherwise eligible, additional Awards; however, eligibility pursuant to this Section 5 of the Plan shall not entitle a Service Provider to be granted an Award, or a Participant to be granted additional Awards.

6.	Stock Options.

Options granted pursuant to the Plan by the Committee shall be either Incentive Stock Options or Non-Statutory Stock Options and shall be evidenced by an Award Agreement providing, in addition to such other terms as the Committee may deem advisable, the following terms and conditions:

a.	Time of Granting Options. The date of grant of an Option shall be, for all purposes, the date on which the Committee makes the determination granting such Option; provided, however, that if the Committee determines that such grant shall be effective as of some future date, the date of grant shall be as of such future date. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

b.	Number of Shares and Designation. Each Award Agreement shall state the number of Shares to which it pertains and whether such Option is intended to constitute an Incentive Stock Option or a Non-Statutory Stock Option.

c.	Vesting. Options granted under the Plan shall vest as determined by the Committee, in its sole and absolute discretion, from time to time, which may include installment or performance vesting or other contingent vesting provisions.

d.	Exercise Price. The exercise price per Share for the Shares to be issued pursuant to exercise of an Option, whether an Incentive Stock Option or Non-Statutory Stock Option, shall be such price as is determined by the Committee as of the date of grant; provided, however, that such price shall in no event be less than 100% of the Fair Market Value per Share on the date of grant.

Notwithstanding anything to the contrary herein, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary, the exercise price per Share shall be no less than 110% of the Fair Market Value per Share on the date of grant.

Notwithstanding the foregoing, the Committee may designate a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Corporation or any Subsidiary or pursuant to a corporate transaction (as described in Treasury Regulation Section 1.424-1(a)(3)), as provided by Section 424 of the Code and the regulations thereunder (other than the requirement that the Optionee be employed by or otherwise provide services to the successor entity) in a manner that complies with Section 409A of the Code.

e.	Medium and Time of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee on the date of grant and may consist entirely of (i) cash, check or full recourse promissory note or (ii) delivery (actually or by attestation) of Shares having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares permitted under any laws to which the Company is subject which is approved by the Committee in its discretion; provided, however that the Optionee shall be required to pay an amount necessary to satisfy the Company’s tax withholding obligations in accordance with Section 22(d) of the Plan.

If approved by the Committee and permitted by applicable law, payment in full or of any part of the exercise price also may be made by delivering a properly executed exercise notice to an approved broker-dealer, together with instructions to the broker-dealer to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and taxes required to be withheld (a “cashless exercise”).

If the consideration for the exercise of an Option is a promissory note, it shall be a full recourse promissory note executed by the Optionee, bearing interest at a rate which shall be sufficient to preclude the imputation of interest under the applicable provisions of the Code. Until such time as the promissory note has been paid in full, the Company may retain the Shares purchased upon exercise of the Option in escrow as security as security for payment of the promissory note. An Optionee may not deliver a promissory note in payment of the exercise price (i) unless approved in advance by the Committee and (ii) to the extent such note would violate any applicable laws.

If the consideration for the exercise of an Option is the actual surrender of previously acquired and owned Shares, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his or her title to the Shares used to effect the purchase, including without limitation representations and warranties that the Optionee has good and marketable title to such Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such Shares without obtaining the consent or approval of any person or government authority other than those which have already given consent or approval in a manner satisfactory to the Company. The value of the Shares used to effect the purchase shall be the Fair Market Value of such Shares on the date of exercise as determined by Committee in its sole discretion exercised in good faith.

f.	Term of Options. The term of an Option may be no more than seven years from the date of grant thereof; provided, however, that the term of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary, shall be no more than five years from the date of grant thereof or such shorter term as may be approved by the Committee.

The term of any Option may be less than the maximum term provided for herein as specified by the Committee upon grant of the Option and as set forth herein.

g.	Annual Limit on Incentive Stock Options. Notwithstanding any designation under Section 6(b), to the extent that the aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Company exceeds $100,000, the Options in excess of such limit shall be treated as Non-Statutory Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

7.	Exercise of Stock Options.

a.	In General. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee and as shall be permissible under the Plan, including any performance or other criteria with respect to the Company and/or the Optionee as may be determined by the Committee in its sole discretion.

An Option may be exercised in accordance with the provisions of the Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. However, an Option may not be exercised for a fraction of a Share.

b.	Procedure. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Award Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any other agreements required by the terms of the Plan and/or Award Agreement or as required by the Committee and payment by the Optionee of all payroll, withholding or income taxes incurred in connection with such Option exercise (or evidence that arrangements for the collection or payment of such tax satisfactory to the Committee have been made). Full payment may consist of such consideration and method of payment allowable under Section 6(e) of the Plan.

c.	Exercise of Stockholder Rights. Until the Option is properly exercised in accordance with the terms of this Section 7, and the Company has issued Shares in the name of the Optionee, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Option is exercised and the Shares issued, except as provided in Section 16 of the Plan.

d.	Termination of Continuous Employment. Except as otherwise provided herein, in the event of termination of an Optionee’s Continuous Employment, such Optionee may, but only within such period of time as is determined by the Committee at the time of grant, with such determination in the case of an Incentive Stock Option not exceeding ninety (90) days after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Award Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

The Committee may, at any time and at its sole discretion, extend beyond 90 days the period of time during which an Optionee may exercise his or her Option following the date on which his or her Continuous Employment terminates for any reason other than death, Disability or Termination for Cause.

Notwithstanding the foregoing, an Option shall not be exercisable after the expiration of the term of such Option, as set forth in the Award Agreement, and, unless otherwise provided by the Committee, an Option may be exercised only to the extent the Optionee was entitled to exercise it on the date his or her Continuous Employment terminated. To the extent the Optionee does not exercise his or her Option, to the extent exercisable, within the time specified herein, the Option shall terminate.

e.	Death or Disability of Optionee. If an Optionee’s Continuous Employment terminates due to death or Disability of the Optionee, the Option may be exercised, in the case of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, or, in the case of Disability, by the Optionee, within one year following the date of such termination (subject to any earlier termination of the Option as provided by its terms).

Notwithstanding the foregoing, an Option shall not be exercisable after the expiration of the term of such Option, as set forth in the Award Agreement, and, unless otherwise provided by the Committee at the time of grant, an Option may be exercised only to the extent the Optionee was entitled to exercise it on the date his or her Continuous Employment terminated due to death or Disability. To the extent the Optionee does not exercise his or her Option, to the extent exercisable, within the time specified herein, the Option shall terminate.

f.	Termination for Cause. If an Optionee’s Continuous Employment terminates due his or her Termination for Cause, he or she may exercise his or her Option to the extent the Option was exercisable as of the date of such termination, but only within 30 days following the date of such Termination for Cause (subject to any earlier termination of the Option as provided by its terms).

Notwithstanding the foregoing, an Option shall not be exercisable after the expiration of the term of such Option, as set forth in the Award Agreement, and, unless otherwise provided by the Committee at the time of grant, an Option may be exercised only to the extent the Optionee was entitled to exercise it on the date his or her Continuous Employment terminated due his or her Termination for Cause. To the extent the Optionee does not exercise his or her Option, to the extent exercisable, within the time specified herein, the Option shall terminate.

g.	Expiration of Option. Notwithstanding any provision in the Plan, including but not limited to the provisions set forth in Section 7(d) and 7(e), an Option may not be exercised, under any circumstances, after the expiration of its term.

h.	Conditions on Exercise and Issuance. As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate or certificates representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any law or regulation applicable to the issuance or delivery of such Shares.

Options granted under the Plan are conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue such Options and Shares issuable upon exercise thereof. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, applicable state law, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and may be further subject to the approval of counsel for the Company with respect to such compliance.

8.	Stock Appreciation Rights.

The Committee shall have the authority, in its discretion, to grant SARs at any time and from time to time, as will be determined by the Committee. SARs granted pursuant to this Section 8 of the Plan shall be evidenced by an Award Agreement and subject to the following terms and conditions:

a.	Grant of SARS. An SAR may be granted to Participant holding an Option (hereinafter called a “related Option”) with respect to all or a portion of the Shares subject to the related Option (a “Tandem SAR”) or may be granted separately to an eligible person (a “Free Standing SAR”). Subject to the limitations of the Plan, SARs shall be exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided in the applicable Award Agreement.

b.	Number of Shares. The Committee will have complete discretion to determine the number of SARs granted to any Participant.

c.	Tandem SARS. A Tandem SAR may be granted concurrently with the grant of the related Option. Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable (and may be subject to such additional limitations on exercisability as the Award Agreement may provide), and in no event after the complete termination or full exercise of the related Option. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto shall be cancelled automatically to the extent of the number of Shares with respect to which the related Option was so exercised or terminated. Subject to the limitations of the Plan, upon the exercise of a Tandem SAR, the Participant shall be entitled to receive from the Company, for each Share with respect to which the Tandem SAR is being exercised, consideration (in the form determined as provided in Section 8(e)) equal in value to the excess of the Fair Market Value of a Share on the date of exercise over the related Option exercise price per share; provided, however, that the Committee may, in any Award Agreement granting Tandem SARs, provide that the appreciation realizable upon exercise thereof shall be measured from a base higher than the related Option exercise price.

d.

Free Standing SARs. Free Standing SARs shall be exercisable at the time, to the extent and upon the terms and conditions set forth in the applicable Award Agreement. The base price of a Free Standing SAR shall be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant of the Free Standing SAR. Subject to the limitations of the Plan, upon the exercise of a Free Standing SAR, the Participant shall be entitled to receive from the Company, for each share of Common Shares with respect to which the Free Standing SAR is being exercised, consideration (in the form determined as provided in Section 8(e)) equal in value to the excess of the Fair Market Value of a Share on the date of exercise over the Fair Market Value per Share on the date of the award.

e.	Consideration. The consideration to be received upon the exercise of an SAR by the Participant shall be paid in cash, Shares to which the SAR relates (valued at Fair Market Value on the date of exercise of such SAR) or a combination of cash and Shares as specified in the Award Agreement, or, if so provided in the Award Agreement, either as determined by the Committee in its sole discretion or as elected by the Participant, provided that the Committee shall have the sole discretion to approve or disapprove the election by a Participant to receive cash in full or partial settlement of an SAR, which approval or disapproval shall be given after such election is made. No fractional Shares shall be issuable upon exercise of an SAR and, unless otherwise provided in the applicable Award Agreement, the Participant will receive cash in lieu of fractional shares. Unless the Committee shall otherwise determine, to the extent a Free Standing SAR is exercisable, it will be exercised automatically for Shares on its expiration date.

f.	Limitations. The applicable Award Agreement may provide for a limit on the amount payable to a Participant upon exercise of SARs at any time or in the aggregate, for a limit on the number of SARs that may be exercised by the Participant in whole or in part for cash during any specified period, for a limit on the time periods during which a Participant may exercise SARs and for such other limits on the rights of the Participant and such other terms and conditions of the SAR as the Participant may determine, including, without limitation, a condition that the SAR may be exercised only in accordance with rules and regulations adopted by the Committee from time to time. Unless otherwise so provided in the applicable Award Agreement, any such limit relating to a Tandem SAR shall not restrict the exercisability of the related Option. Such rules and regulations may govern the right to exercise SARs granted prior to the adoption or amendment of such rules and regulations as well as SARs granted thereafter.

g.	Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash or Shares a SAR previously granted based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made; provided, however, that compensation payable under the SAR may not exceed the spread between the Fair Market Value of the Shares on the date of exercise and the Fair Market Value of the Shares on the date of grant.

h.	Expiration and Exercise of SARs. The term of an SAR may be no more than seven years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 7 shall also apply to Participants with respect to the exercise of SARs.

i.

Certain SARs. If at the time of grant the Committee intends a grant of SARs to any Service Provider to be excluded from the coverage of Section 409A of the Code, then, notwithstanding any other provision of the Plan, (i) with respect to a number of Shares fixed on or before the date of grant, the compensation payable under such SARs cannot be greater than the difference between the excess of the Fair Market Value of the Shares (determined without regard to any risk of forfeiture or restrictions on transfer) on the date of exercise over the Fair Market Value of the Shares (determined without regard to any risk of forfeiture or restrictions on transfer) on the date of grant, (ii) the exercise price for such SARs may never be less than 100% of the Fair Market Value of the underlying Shares (determined without regard to any risk of forfeiture or restrictions on transfer) on the grant date, and (iii) the SARs may not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of such SARs.

9.	Restricted Stock.

The Committee shall have the authority, in its discretion, to grant shares of Restricted Stock in such amounts as the Committee, in its sole discretion, shall determine and as shall be evidenced in an Award Agreement; provided, however, that the Restricted Stock granted under this Section 9 shall be subject to the following:

a.	Grant of Restricted Stock. Subject to the limitations of the Plan, the Committee shall determine whether Shares covered by awards of Restricted Stock will be issued at the beginning or the end of the Restriction Period and whether Dividend Equivalents will be paid currently during the Restriction Period in the event Shares are to be issued at the end of the Restriction Period, and shall designate (or set forth the basis for determining) the time or times when each award of Restricted Stock will vest, and may prescribe other restrictions, terms and conditions applicable to the vesting of such Restricted Stock in addition to those provided in the Plan. The Committee shall determine the price, if any, to be paid by the Participant for the Restricted Stock; provided, however, that the issuance of Restricted Stock shall be made for at least the minimum consideration necessary to permit such Restricted Stock to be deemed fully paid and nonassessable. All determinations made by the Committee pursuant to this Section 9(a) shall be specified in the Award Agreement.

b.	Issuance of Restricted Stock at Beginning of the Restriction Period. If Shares are issued at the beginning of the Restriction Period, the stock certificate or certificates representing such Restricted Stock shall be registered in the name of the Participant to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined in Section 9(c)) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Award Agreement. Such certificates shall remain in the custody of the Company and the Participant shall deposit with the Company stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall become vested in accordance with the Plan and the Award Agreement.

c.

Restrictions. Restricted Stock issued at the beginning of the Restriction Period shall constitute issued and outstanding Shares for all corporate purposes. The Participant will have the right to vote such Restricted Stock, to receive dividends thereon and to exercise all other rights, powers and privileges of a shareholder with respect to the Shares covered by such an award of Restricted Stock; except, that (i) the Participant will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period as provided in Section 9(b); (iii) the Company will retain custody of all dividends (“Retained Distributions”) made or declared with respect to the Restricted Stock (and such Retained Distributions will be automatically reinvested in additional shares of Restricted Stock, which shall be subject to the same restrictions, terms and vesting and other conditions as are applicable to the underlying award of Restricted Stock); (iv) the Participant may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions or his interest in any of them during the Restriction Period; and (v) a breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

d.	Issuance of Shares at End of the Restriction Period. Restricted Stock issued at the end of the Restriction Period shall not constitute issued and outstanding Shares and the Participant shall not have any of the rights of a shareholder with respect to the Shares covered by such an award of Restricted Stock, in each case until such Shares shall have been transferred to the Participant at the end of the Restriction Period. If and to the extent that Shares are to be issued at the end of the Restriction Period, the Participant shall be entitled to receive Dividend Equivalents with respect to the Shares covered thereby either (i) during the Restriction Period (provided that any Dividend Equivalents that are paid with respect to Restricted Stock that includes performance or other criteria as described in Section 12(c) shall remain subject to the same restrictions and risk of forfeiture as apply to the underlying Restricted Stock) or (ii) in accordance with the rules applicable to Retained Distributions, as the Committee may specify in the Award Agreement. Any such grant shall be treated as a Restricted Stock Unit that is subject to the provisions set forth in Section 12 herein.

e.	Cash Awards. In connection with any award of Restricted Stock, an Award Agreement may provide for the payment of a cash amount to the Participant holding such Restricted Stock at any time after such Restricted Stock shall have become vested. Such cash awards shall be payable in accordance with such additional restrictions, terms and conditions as shall be prescribed by the Committee in the Award Agreement and shall be in addition to any other salary, incentive, bonus or other compensation payments which such Participant shall be otherwise entitled or eligible to receive from the Company.

f.

Completion of Restriction Period. On the vesting date specified in the applicable Award Agreement with respect to each award of Restricted Stock, and upon the satisfaction of any other applicable restrictions, terms and conditions, (i) all or the applicable portion of such Restricted Stock shall become vested, (ii) any Retained Distributions and any unpaid dividends and Dividend Equivalents with respect to such Restricted Stock that have been reinvested in additional shares of Restricted Stock shall become vested to the extent that the underlying award of Restricted Stock related thereto shall have become vested, and (iii) any cash award to be received by the Participant with respect to such Restricted Stock shall become payable, all in accordance with the terms of the applicable Award Agreement. Any such Restricted Stock, (including Restricted Stock attributable to Retained Distributions and any unpaid dividends and Dividend Equivalents) that shall not become vested shall be forfeited to the Company and the Participant shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Stock.

g.	Effect of Termination. Except as otherwise determined by the Committee at the time of grant, upon termination of Continuous Employment for any reason during the Restriction Period, all Restricted Stock still subject to restriction shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company; provided, however, that in the event of a Participant’s Disability or death, or in cases of special circumstances, if the Committee, in its sole discretion, finds that a waiver would be in the best interests of the Company and shall within thirty (30) days after such termination of Continuous Employment notify the Participant in writing of its decision to waive in whole or in part any or all remaining restrictions with respect to such Participant’s Restricted Stock, then the Participant shall continue to be the owner of such Restricted Stock subject to such continuing restrictions as the Committee may prescribe in such notice. In the event of a forfeiture of Restricted Stock pursuant to this Section 9(g), the Company shall repay to the Participant (or the Participant’s estate) any amount paid by the Participant for such Restricted Stock. In the event that the Company requires a return of Restricted Stock, it shall also have the right to require the return of all Restricted Stock attributable to the reinvestment of dividends, distributions or Dividend Equivalents paid on such Restricted Stock.

10.	Performance Units and Performance Shares.

The Committee shall have the authority, in its discretion, to grant Performance Units and Performance Shares at any time and from time to time, as shall be determined by the Committee. The terms and conditions of the Performance Units and Performance Shares shall be determined from time to time by the Committee and shall be evidenced in an Award Agreement; provided, however, that the Performance Units and Performance Shares granted under this Section 10 shall be subject to the following:

a.	Value of Performance Unit and Performance Shares. Each Performance Unit will have an initial value that is established by the Committee on or before the date of grant, which need not relate to the Fair Market Value of a Share. Each Performance Share will have an initial value equal to one hundred percent (100%) of the Fair Market Value of a Share on the date of grant.

b.

Performance Objectives and Other Terms. The Committee will set performance goals in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid out to the Participants. The time period during which the performance goals must be met will be called the “Performance Cycle.” The minimum time period for any Performance Cycle shall be one year. Each Award of Performance Units or Performance Shares will be evidenced by an Award Agreement that will specify the Performance Cycle, and such other terms and conditions as the Committee, in its sole discretion, will determine. The Committee may set performance goals based on the achievement of Company-wide, divisional, or individual objectives, or on any applicable laws or any other basis as determined by the Committee in its discretion.

c.	Dividend Equivalents. The Committee may provide in an Award Agreement for the payment of Dividend Equivalents to the holder of Performance Shares, with any such Dividend Equivalents that are paid to be subject to the same restrictions and risk of forfeiture as apply to the underlying Performance Shares.

d.	Earning of Performance Units and Performance Shares. After the applicable Performance Cycle has ended, the holder of Performance Units or Performance Shares will be entitled to receive a payment based on the number of Performance Units or Performance Shares earned by the Participant over the Performance Cycle, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

e.	Modification of Standards. If the Committee determines in its sole discretion that the established performance goals are no longer suitable to Company objectives because of a material change in the Company’s business, operations, corporate structure or capital structure, or other conditions the Committee deems to be material, the Committee may modify the performance goals as it considers appropriate and equitable.

f.	Form and Timing of Payment of Performance Unit and Performance Shares. Each Award Agreement will specify the time and manner of payment of Performance Shares or Performance Units that have been earned. The Committee, in its sole discretion, may pay earned Performance Units and Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Cycle) or in a combination thereof.

g.	Cancellation of Performance Units and Performance Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units and Performance Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11.	Phantom Shares.

The Committee shall have the authority, in its discretion, to grant Phantom Shares, the value of which shall be determined by reference to a Share, on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan as the Committee, in its sole discretion, may from time to time determine, including the satisfaction of any performance goal requirements that may be established by the Committee and as shall be evidenced in an Award Agreement; provided, however, that the Phantom Shares granted under this Section 11 shall be subject to the following:

a.	Surrender. Each Award Agreement with respect to a Phantom Share shall specify the date on which the Phantom Share shall be surrendered, and thereby cancelled by delivery of an actual Share or, in the discretion of the Company, by the payment of cash (or a combination of cash and Shares) in an amount equal to one hundred percent (100%) of the Fair Market Value of a Share on the date of surrender, subject to such terms and conditions as the Committee may specify, in its sole discretion, in the applicable Award Agreement or thereafter. The date on which the Phantom Shares shall be surrendered may be accelerated upon the occurrence of certain payment events, as determined by the Committee in its sole discretion at the time of grant and as set forth in the applicable Award Agreement; provided, however, that such payment events shall be consistent with the permissible distribution events under Section 409A of the Code.

b.	Dividends and Distributions. Payments of Dividend Equivalents may be made to Participants who have been awarded Phantom Shares. Such payments of Dividend Equivalents may be paid currently to the Participant or may be reinvested in additional Phantom Shares, as determined by the Committee in its sole discretion and set forth in the applicable Award Agreement at the time of grant; provided, however, that any Dividend Equivalents that are paid with respect to Phantom Shares that are subject to performance goals shall be subject to the same restrictions and risk of forfeiture as apply to the underlying Phantom Shares.

c.	Limitation on Payment. The Committee may, in its sole discretion, establish and set forth in the Award Agreement a maximum dollar amount payable under the Plan for each Phantom Share granted pursuant to such Award Agreement.

d.	Participant’s Termination. Except as otherwise determined by the Committee at the time of grant, upon a “separation from service” within the meaning of Section 409A of the Code, the date of surrender of Phantom Shares shall be accelerated and the Phantom Shares shall be automatically and immediately surrendered and cancelled by delivery of Shares as of the date of such termination.

12.	Restricted Stock Units.

The Committee shall have the authority, in its discretion, to grant Restricted Stock Units. Restricted Stock Units shall consist of an Award of Restricted Stock, Performance Shares or Performance Units that the Committee, in its sole discretion, permits to be paid out in installments, in accordance with rules and procedures established by the Committee. The Committee may, in its sole discretion, establish any or all of the following rules for application to an award of Restricted Stock Units under this Section 12:

a.	Non-Transferability. Any Shares which are part of an award of Restricted Stock Units may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or if later, the date provided by the Committee at the time of grant of the Award.

b.	Consideration. Such Restricted Stock Units may provide for the payment of cash consideration by the person to whom such Award is granted or provide that the Award,

and Shares to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration; provided, however, that the issuance of any Shares in connection with an award of Restricted Stock Units shall be for at least the minimum consideration necessary to permit such shares to be deemed fully paid and nonassessable.

c.	Performance or Other Criteria. Awards of Restricted Stock Units may relate in whole or in part to performance or other criteria established by the Committee at the time of grant.

d.	Deferral and Other Terms and Conditions. Awards of Restricted Stock Units may provide in the Award Agreement for deferred payment schedules, vesting over a specified period of employment, the payment of Dividend Equivalents with respect to the number of Shares covered by the Restricted Stock Units on either a current, deferred or contingent basis (provided that any Dividend Equivalents that are paid with respect to Restricted Stock Units that include performance or other criteria as described in Section 12(c) shall be subject to the same restrictions and risk of forfeiture as apply to the underlying Restricted Stock Units), either in cash or in additional Shares, and written elections by the Participant to defer payment of the Award or the lifting of restrictions on the Award, if any, such terms to be determined by the Committee in a manner that complies with Section 409A of the Code. The time and manner of payment of Restricted Stock Units shall be specified in the Award Agreement.

e.	Waiver of Restrictions. The Award Agreement may provide at the time of grant for the earlier lapse or modification of any restrictions or limitations to which an award of Restricted Stock Units was made subject at the time of grant upon the occurrence of a permissible distribution event under Section 409A of the Code.

13.	Other Incentive Awards.

The Committee shall have the authority, in its discretion, to grant Other Incentive Awards, which may be granted either alone, in addition to, or in tandem with, either or both of other Awards granted under the Plan or other cash awards made under or outside of the Plan, and which may, but are not required to, relate to the Fair Market Value of a Share. The Committee shall have authority to determine to whom and the time or times at which Other Incentive Awards shall be made, the amount of such Other Incentive Awards, and all other conditions of the Other Incentive Awards including but not limited to any vesting or forfeiture conditions and dividend or voting rights.

14.	Non-Employee Directors.

a.	Discretionary Awards. The Board of Directors shall have the authority, in its discretion, to grant to Non-Employee Directors, at such time or times as the Board of Directors may determine, Non-Statutory Stock Options, SARs, Restricted Stock or Restricted Stock Units, or any combination thereof. All grants of Awards under this Section 14 shall be made in compliance with any applicable requirements of the listing standards of the NASDAQ market system, or any stock exchange on which the Shares are then listed, with respect to Non-Employee Directors, and will take into consideration the cash and equity components of the aggregate compensation provided to such Non-Employee Directors hereunder and outside of the Plan.

b.	Limit on Shares. Subject to adjustment as provided in Section 16 of the Plan, the maximum number of Shares which may be subject to Awards under the Plan during any calendar year to any Non-Employee Director under this Section 14 is 500,000 Shares.

c.	Ineligible Non-Employee Directors. Notwithstanding any other provision of the Plan, a Non-Employee Director who, at the time the Awards to Non-Employee Directors shall be granted, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary, shall not be eligible for such grants under this Section 14.

15.	Non-Transferability of Awards.

Awards granted under this Plan may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law, other than by will, by the laws of descent and distribution, transfers between spouses incident to a divorce, or in accordance with the following exceptions.

Notwithstanding the foregoing, and unless otherwise provided in the applicable Award Agreement, an Award granted under the Plan may be transferred (i) by the Participant between spouses, incident to a divorce, in which case the Award is only exercisable by the spouse to whom the Award is transferred, or (ii) in the case of an Award other than an Incentive Stock Option or related Tandem SAR, to a trust established for the exclusive benefit of solely one or more members of his or her “immediate family” or to a partnership in which the Participant’s immediate family, as defined herein, are the only partners and is exercisable only by the Participant or his or her legal guardian during the lifetime of the Participant, or (iii) in the event of death of the Participant, by the estate of the Participant or by a person who acquires the rights to exercise the Award by bequest or inheritance. Any Award held by the transferee will continue to be subject to the same terms and conditions that were applicable to the Award immediately prior to the transfer, except that the Award will be transferable by the transferee only by will or the laws of descent and distribution. For purposes hereof, “immediate family,” means the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings (including half brothers and sisters), in-laws, and relationships arising because of legal adoption.

Notwithstanding the foregoing, neither a Participant nor any of a Participant’s creditors or beneficiaries shall have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment except to the extent to fulfill a domestic relations order under Section 414 of the Code.

16.	Adjustments Upon Change in Corporate Structure.

a.	Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan for future issuance, as well as the exercise or purchase price per Share covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split or combination, the payment of a stock dividend, recapitalization, merger, consolidation, exchange, spin-off, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company (other than Awards to Service Providers under this Plan), as may be necessary to prevent dilution or enlargement of rights; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. Any such adjustment shall be made by the Committee, in its sole discretion, whose determination in that respect shall be final, binding and conclusive. The existence of the Plan and outstanding Awards shall not limit or affect in any way the right or power of the Company to engage in any such transactions.

b.	Subject to the terms set forth in any Award Agreement for an Award that is subject to Section 409A of the Code (which terms shall govern to the extent they conflict with the provisions set forth in this Section 16(b)), in the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets or stock of the Company (other than in the ordinary course of business), or the merger or consolidation of the Company with or into another Company, as a result of which the Company is not the surviving and controlling Company or as a result of which the outstanding Shares are exchanged or converted into cash or property or securities not of the Company, the Committee shall (i) make provision for the assumption or substitution of all outstanding Awards by the successor Company or (ii) if an Award is not assumed or substituted by the successor Company, the Committee shall notify the Participant in writing or electronically that all Awards shall be exercisable, whether or not then exercisable, and any restrictions on such Awards shall lapse, for a period of up to thirty (30) days from the date of such notice (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement), and the Award shall terminate upon the expiration of such period. In the event the Company elects to comply with clause (i) of this Section 16(b), and the Participant’s Continuous Employment is subsequently terminated (other than by a voluntary termination by the Participant or Termination for Cause) prior to the time such Participant’s Awards are fully vested, such Participant’s Awards shall be fully and immediately vested and such Participant shall have the right to exercise his or her Awards as to all or any part of the Optioned Stock, or Shares subject to such Awards, including Shares as to which the Awards would not otherwise be exercisable, but only within such period of time as is determined by the Committee, with such determination in the case of an Incentive Stock Option not exceeding ninety (90) days after the date of such termination (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement); provided, however, that the right to exercise Awards that constitute deferred compensation under Section 409A of the Code will only be accelerated if the Participant’s termination of Continuous Employment constitutes a “separation from service” within the meaning of Section 409A of the Code and such Award is exercisable upon such a “separation from service”.

c.	No fractional Shares shall be issuable on account of any action aforesaid, and the aggregate number of shares into which Shares then covered by the Award, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action, unless the Board of Directors, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates, in such event shall be in a form and have such terms and conditions as the Board of Directors in its discretion shall prescribe.

17.	Section 162(m) Requirements.

Notwithstanding any other provision of this Plan, if the Committee determines at the time any Award is granted to a Participant that such Participant is, or is likely to be at the time he or she recognizes income for federal income tax purposes in connection with such Award, a “covered employee” within the meaning of Section 162(m) of the Code, then the Committee, may provide that the following provisions are applicable to such Award:

a.	Performance Goals. If an Award is subject to this Section 17, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of one or any combination of the following: return on invested capital, customer service levels, EBIT (or EBITDA or other forms of earnings on basic or diluted basis), free cash flow (or other cash flow measures), growth in the foregoing or other measures, economic profit, net income (before or after tax), specified levels of earnings per share from continuing operations, operating income, revenues, gross margin, return on operating assets, return on equity, economic value added, stock price appreciation, total shareholder return (measured in terms of stock price appreciation and dividend growth) or cost control, of the Company or any Subsidiary or Affiliate (or any division thereof) for or within which the Participant is primarily employed, or such other goals as the Committee shall determine. Such performance goals also may be based upon the attaining of specified levels of Company performance under one or more of the measures described above relative to the performance of other corporations. Such performance goals shall be set by the Committee within the first ninety (90) days of a Performance Cycle (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), and shall otherwise comply with the requirements of, Section 162(m) of the Code.

b.	Adjustments. Notwithstanding any provision of the Plan other than Section 16, with respect to any Award that is subject to this Section 17, the Committee may not adjust upwards the amount payable pursuant to such Award, nor may it waive the achievement of the applicable performance goals except in the case of the death or Disability of the Participant.

c.	Other Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Section 17 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.

18.	Stockholder Approval.

Effectiveness of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board of Directors; provided, however that Awards may be granted pursuant to the Plan subject to the subsequent approval of the Plan by such stockholders within such twelve-month period. Stockholder approval shall be obtained by the affirmative votes of the holders of a majority of voting Shares present or represented and entitled to vote at a meeting of stockholders duly held in accordance with the laws of the state of Delaware.

19.	Amendment and Termination of the Plan.

a.	Amendment and Termination. The Committee may amend or terminate the Plan from time to time in such respects as the Committee may deem advisable, and may make any other amendments or issue additional rules or regulations which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for the purpose of Section 422 of the Code; provided, however, that without approval of the holders of a majority of the voting Shares represented or present and entitled to vote at a valid meeting of stockholders, no such revision or amendment shall (i) increase the number of Shares which may be issued under the Plan, other than in connection with an adjustment under Section 16 of the Plan; (ii) materially change the designation of the class of persons eligible to be granted Awards; (iii) remove the administration of the Plan from the Board of Directors or its Committee; (iv) extend the term of the Plan beyond the maximum term set forth in Section 23 hereunder; or (v) violate the rules for shareholder approval under the rules of any exchange on which the Company’s Shares are traded or any other applicable laws, rules or regulations.

b.	Effect of Amendment or Termination. Except as otherwise provided in Section 16 of the Plan, any amendment or termination of the Plan shall not affect Awards already granted and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Company, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding anything to the contrary herein, this Plan shall not adversely affect, unless mutually agreed in writing by the Company and a Participant, the terms and provisions of any Award granted prior to the date the Plan was approved by stockholders as provided in Section 18 of the Plan.

20.	Indemnification.

No member of the Committee or the Board of Directors shall be liable for any act or action taken, whether of commission or omission, except in circumstances involving actual bad faith, or for any act or action taken, whether of commission or omission, by any other member or by any officer, agent, or employee. In addition to such other rights of indemnification, as they may have as members of the Board of Directors, or as members of the Committee, the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees actually and necessarily incurred, in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any act or action taken, by commission or omission, in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board of Directors member is liable for actual bad faith in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding, a Committee or Board of Directors member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

21.	Reservation of Shares.

The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22.	General Provisions.

a.	Other Plans. Nothing contained in the Plan shall prohibit the Company from establishing additional incentive compensation arrangements.

b.	No Enlargement of Rights. Neither the Plan, nor the granting of Awards or issuance of Shares, nor any other action taken pursuant to the Plan shall confer upon a Participant any right with respect to continuing his or her relationship as a Service Provider for any period of time, or at any particular rate of compensation, nor shall they interfere in any way with the right of the Participant or the right of the Company to terminate such relationship at any time, with or without cause, for any reason or no reason.

No Service Provider shall have any right to or interest in Awards authorized hereunder prior to the grant thereof to such eligible person, and upon such grant he or she shall have only such rights and interests as are expressly provided herein and in the related Award Agreement, subject, however, to all applicable provisions of the Company’s Certificate of Incorporation, as the same may be amended from time to time.

c.	Notice. Any notice given to the Company pursuant to the provisions of the Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal office, and any notice to be given to an Participant to whom an Award is granted hereunder shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Award Agreement, or at such other address as such Participant or his or her transferee (upon the transfer of the Shares) may hereinafter designate to the Company in writing. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Participant holding Shares purchased upon exercise of an Award to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her direct mailing address.

d.	Withholding or Deduction for Taxes. If, at any time, the Company is required, under applicable laws and regulations, to withhold, or to make any deduction for, any taxes or take any other action in connection with any exercise, issuance or payment of an Award made hereunder or transfer of Shares, the Company shall have the right to deduct from all amounts paid in cash any taxes required by law to be withheld therefrom, and, in the case of Shares, the Participant or his or her estate or beneficiary shall be required to pay to the Company the amount of taxes required to be withheld, or, in lieu thereof, the Company shall have the right to retain, or sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld, or to make other arrangements with respect to withholding as it shall deem appropriate (including withholding such amount from the Participant’s salary). The Committee may, in its discretion, permit a Participant to elect, subject to such conditions as the Committee shall impose, to surrender to the Company previously acquired Shares having a Fair Market Value sufficient to satisfy the participant’s minimum withholding tax obligation associated with the transaction.

e.	Foreign Service Providers. In the event an Award is granted to a Service Provider who is employed or providing services outside the United States, the Committee may, in its sole discretion, modify the provisions of the Plan as they pertain to such individual to comply with applicable foreign laws, or to recognized differences in local law, currency or tax policy, to the extent necessary or advisable to comply with any such laws or policies. The Committee may also impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligations with respect to tax equalization for Service providers on assignments outside their home country.

f.	Funding of Plan. The Plan shall be unfunded. Neither the Participants nor any other persons shall, by reason of the Plan or any Award thereunder, have any rights, title or interest in any funds, property or in any specific asset or assets of the Company, any Subsidiary or Affiliate, or any other entity whatsoever, including, without limitation, any other property which the Company, in its sole discretion, may set aside in anticipation of a liability under the Plan, unsecured by any assets of the Company. Nothing in the Plan shall constitute a guarantee that the assets of the Company shall be sufficient to pay any benefits to any person. The interests of each Participant and former Participant hereunder are unsecured and shall be subject to the general creditors of the Company and any Subsidiary or Affiliate.

g.	Applicable Law. To the extent that federal laws do not otherwise control, the Plan shall be governed by and construed in accordance with the law of the state of Delaware, without regard to the conflict of law rules thereof.

h.	Incentive Stock Options. The Company shall not be liable to an Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Options are not “incentive stock options” as defined in Section 422 of the Code.

i.

Compliance with Section 409A of the Code. To the extent applicable, it is intended that this Plan and any grants made hereunder are exempt from or comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section

409A(a)(1) of the Code do not apply to the Participants. This Plan and any grants made hereunder shall be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owing by a Participant to the Company or any of its affiliates.

If, at the time of a Participant’s “separation from service” (within the meaning of Section 409A of the Code), (i) the Participant shall be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company shall make a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it, without interest, on the first business day of the seventh month after such six-month period.

Notwithstanding any provision of this Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to this Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with this Plan and grants hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its affiliates shall have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

j.	Non-Qualified Deferred Compensation. Neither the Company nor any Subsidiary or Affiliate shall be responsible for, or have any liability to a Participant or other person with respect to, any penalties which may be imposed on a Participant in connection with an Award granted under the Plan, in the event that such Award becomes subject to Section 409A of the Code and the regulations promulgated thereunder.

k.	Information to Participants. The Company shall provide, upon request, without charge to each Participant copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

l.	Availability of Plan. A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to any eligible person inquiring about it.

m.	Severability. In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

n.	Option or SAR Repricing. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, Shares, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities, or similar transaction(s)), the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs; or (c) cancel outstanding Options or SARs with an exercise price above the current stock price in exchange for cash or other securities.

23.	Effective Date and Term of Plan.

The Plan shall become effective upon stockholder approval as provided in Section 18 of the Plan (the date of such stockholder approval, the “Effective Date”). The Plan shall continue in effect for a term of ten years commencing on the earlier of (a) the date upon which the Plan is adopted by the Board of Directors or (b) the Effective Date unless the Plan is terminated sooner under Section 19 of the Plan. All Awards granted prior to stockholder approval of the Plan are subject to such approval, and, if such approval is not obtained within twelve (12) months after the Plan is adopted by the Board of Directors, all such Awards shall expire and shall be of no further force and effect.

Appendix B

RAMTRON INTERNATIONAL CORPORATION

AUDIT COMMITTEE CHARTER

Purpose

The purpose of the Audit Committee (the “Committee”) of the Board of Directors of Ramtron International Corporation, a Delaware corporation (the “Company”), is to represent and assist the Board of Directors in its general oversight of the Company’s accounting and financial reporting processes, audits of the financial statements, internal control and audit functions, and compliance with legal and regulatory requirements and ethical standards adopted by the Company.

Composition of the Committee

The Committee will be comprised of three or more members. Each Committee member shall meet the director and audit committee member independence and financial literacy criteria of The Nasdaq Stock Market, Inc. (“Nasdaq”). At least one member of the Committee must be financially sophisticated as determined by the Board of Directors, and no Committee member shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the three years prior to the appointment of such member to the Committee. Appointment to the Committee, including the designation of the Chair of the Committee and the designation of any Committee members as “audit committee financial experts,” shall be made by the full Board of Directors. Committee members shall serve at the pleasure of the Board of Directors and for such term or terms as the Board of Directors may determine.

Each Committee member shall be able to read and understand fundamental financial statements, including a balance sheet, an income statement and a cash flow statement. The designation or identification of a person as having financial sophistication or as a financial expert shall not (a) impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Committee and Board of Directors in the absence of such designation or identification; or (b) affect the duties, obligations or liability of any other member of the Committee or Board of Directors.

Duties and Responsibilities of the Committee

The Committee is responsible for overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company on behalf of the Board of Directors. Management is responsible for (a) the preparation, presentation and integrity of the Company’s financial statements; (b) accounting and financial reporting principles; and (c) the Company’s internal controls and procedures and disclosure controls and procedures designed to promote compliance with accounting standards, applicable laws and regulations. The Company’s independent auditing firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards.

2012	B-1

In performing its responsibilities, the Committee shall have the full power and authority to carry out the following responsibilities in accordance with NASDAQ listing requirements and rules and regulations promulgated by the Securities and Exchange Commission (“SEC”):

1)	Retain the Independent Auditors: The Committee has the sole authority to (a) retain and terminate the Company’s independent auditors, (b) approve all audit engagement fees, terms and services and (c) approve any non-audit engagements with the Company’s independent auditors. The Committee may delegate the authority to grant any pre-approvals of non-audit engagements to one or more members of the Committee as it designates, subject to the delegated member or members reporting any such pre-approvals to the Committee at its next scheduled meeting.

2)	Review and Discuss the Independence of the Auditors: In connection with the retention of the Company’s independent auditors, the Committee is to, at least annually, review and discuss the information provided by management and the auditors relating to the independence of the audit firm, including, among other things, information related to the non-audit services provided and expected to be provided by the auditors. The Committee is responsible for (a) ensuring that the independent auditors submit at least annually to the Committee a formal written statement delineating all relationships between the auditors and the Company consistent with applicable independence standards, including Independence Standards Board Standard 1, (b) actively engaging in a dialogue with the auditors with respect to any disclosed relationship or services that may impact the objectivity and independence of the auditors and (c) taking, or recommending that the Board of Directors take, appropriate action to oversee the independence of the auditor. In connection with the Committee’s evaluation of the auditors’ independence, the Committee shall also take such steps as may be required by law with respect to the identification and regular rotation of the audit partners serving on the Company’s audit engagement team.

3)	Set Hiring Policies: The Committee is to set hiring policies for employees or former employees of the independent auditors.

4)	Review and Discuss the Audit Plan and Results: The Committee shall review and discuss with the independent auditor: (a) its audit plans, and audit procedures, including the scope, fees and timing of the audit, (b) the results of the annual audit examination and accompanying management letters, and (c) the results of the independent auditor’s procedures with respect to interim periods.

5)	Review and Discuss Conduct of the Audit: The Committee shall provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present, evaluate the cooperation received by the independent auditors during their audit examination, including their access to all requested records, data and information, and elicit the comments of management regarding the responsiveness of the independent auditors to the Company’s needs.

2012	B-2

6)	Review and Discuss Financial Statements and Disclosures: The Committee is to review and discuss with appropriate officers of the Company and the independent auditors the annual audited and quarterly financial statements of the Company, as well as (a) the adequacy and effectiveness of the Company’s internal controls (including any significant deficiencies and significant changes in internal controls reported to the Committee by the independent auditor or management); (b) the Company’s internal audit procedures; and (c) the adequacy and effectiveness of the Company’s accounting, financial and disclosure controls and procedures, and any recommendations for improvement of existing controls or the addition of new or more detailed controls.

7)	Review and Discuss Earnings Press Releases: The Committee is to review and discuss earnings and other financial press releases (including any use of “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies (which review may occur after issuance and may be done generally as a review of the types of information to be disclosed and the form of presentation to be made).

8)	Review and Discuss Internal Audit Plans: The Committee is to review and discuss with the senior internal auditing executive and appropriate members of the staff of the internal auditing department their audit plans for the year, the scope of their ongoing audit activities and the progress of those plans to date, including the qualifications of the internal audit staff and the adequacy of staffing and compensation.

9)	Review and Discuss the Recommendations of Independent Auditors: The Committee may review and discuss with the senior internal auditing executive and the appropriate members of the staff of the internal auditing department recommendations made by the independent auditors and including any management reports thereon and the senior internal auditing executive, as well as such other matters, if any, as such persons or other officers of the Company may desire to bring to the attention of the Committee.

10)	Review and Discuss Emerging Accounting and Auditing Issues: The Committee shall discuss with the independent auditor any updates on emerging accounting and auditing issues, as well as an assessment on their potential impact on the Company, on a timely basis throughout the year.

11)	Review and Discuss External Audit Reports: The Committee is to review and discuss reports from the independent auditors on (a) all critical accounting policies and practices used by the Company; (b) alternative accounting treatments within GAAP related to material items that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and management.

2012	B-3

12)	Assurance Regarding Conduct. Obtain assurance from the independent auditors that in the course of conducting the audit, there have been no acts detected or that have otherwise come to the attention of the audit firm that require disclosure to the Committee under SEC rules and regulations.

13)	Discuss Risk Management Policies: The Committee is to discuss guidelines and policies with respect to risk assessment and risk management to assess and manage the Company’s exposure to risk. The Committee should discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control these exposures.

14)	Obtain Reports Regarding Conformity With Legal Requirements and the Company’s Code of Conduct: The Committee shall investigate, review and report to the Board the propriety and ethical implications of any transactions, as reported or disclosed to the Committee by the independent auditors, employees, officers, members of the Board or otherwise, between the Company and any employee, officer or member of the Board of the Company or any affiliates of the foregoing. The Committee is to periodically obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Conduct. The Committee should advise the Board of Directors with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Conduct.

15)	Approve Related Party Transactions: The Committee is to approve all related party transactions that are required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC.

16)	Establish Procedures for Complaints Regarding Financial Statements or Accounting Policies: The Committee is to establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

17)	Discuss with Compliance Officer or Counsel Matters Regarding Financial Statements or Compliance Policies: The Committee should discuss with the Company’s compliance officer and legal counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

18)	Review and Discuss Other Matters: The Committee should review and discuss such other matters that relate to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described above.

2012	B-4

19)	Make Board Reports: The Committee should report its activities regularly to the Board of Directors in such manner and at such times as the Committee and the Board of Directors deem appropriate, but in no event less than once a year. Such report shall include a review of any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors or the performance of the internal audit function.

20)	System Controls and Related Security. The Committee shall receive and discuss with appropriate officers of the Company the adequacy of the Company’s computerized information system controls and related security.

21)	Maintain Flexibility. The Committee, in carrying out its responsibilities, policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices and ethical behavior.

Meetings of the Committee

The Committee shall meet in person or telephonically at least quarterly, or more frequently as it may determine necessary, to comply with its responsibilities as set forth herein. The Chairman of the Committee shall, in consultation with the other members of the Committee, the Company’s independent auditors and the appropriate officers of the Company, be responsible for calling meetings of the Committee, establishing agenda therefor and supervising the conduct thereof. The Committee may also take any action permitted hereunder by unanimous written consent.

The Committee may request any officer or employee of the Company or the Company’s outside legal counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee shall meet with the Company’s management, the internal auditors and the independent auditors periodically in separate private sessions to discuss any matter that the Committee, management, the independent auditors or such other persons believes should be discussed privately.

Resources and Authority of the Committee

The Committee shall have the resources and authority appropriate to discharge its responsibilities as required by law, including the authority to engage independent counsel and other advisors as the Committee deems necessary to carry out its duties. The Company will provide for appropriate funding, as determined by the Committee, for payment of expenses of the Committee and any independent advisors the Committee may retain.

Audit Committee Report

The Committee will prepare, with the assistance of management and outside legal counsel, the Audit Committee Report to be included in the Company’s annual proxy statement.

2012	B-5

Annual Review of Charter

The Committee will conduct and review with the Board of Directors annually an evaluation of the adequacy of this Charter and recommend any changes to the Board of Directors. The Committee may conduct this charter evaluation in such manner as the Committee, in its business judgment, deems appropriate.

Annual Performance Evaluation

The Committee will conduct and review with the Board of Directors annually an evaluation of the Committee’s performance with respect to the requirements of this Charter. This evaluation should also set forth the goals and objectives of the Committee for the upcoming year. The Committee may conduct this performance evaluation in such manner as the Committee, in its business judgment, deems appropriate.

Other

The charter of the Committee will be publicly posted to the Company’s website.

2012	B-6

. C123456789 IMPORTANT ANNUAL MEETING INFORMATION 000004 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE Electronic Voting Instructions DESIGNATION (IF ANY) Available 24 hours a day, 7 days a week! ADD 1 Instead of mailing your proxy, you may choose one of the voting ADD 2 methodsoutlined below to vote your proxy. ADD 3 ADD 4 VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. ADD 5 11:59 Proxies p.m. submitted , MDT, on by June the 4, Internet 2012. or telephone must be received by ADD 6 Vote by Internet Go to www.envisionreports.com/RMTR Or scan the QR code with your smartphone Follow the steps outlined on the secure website Vote by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shownin X this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 1234 5678 9012 345 3IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 A Proposals — The Board of Directorsrecommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. 1. Election of Directors: For Withhold For Withhold For Withhold + 01 - William G. Howard, Jr 02 - Eric A. Balzer 03 - William L. George 04 - Theodore J. Coburn 05 - Eric Kuo 06 - James E. Doran For Against Abstain For Against Abstain 2. Approval Incentive of Award Ramtron Plan. International Corporation 2012 3. Approval the appointment of Appointment of Ehrhardt of Independent Keefe Steiner Auditors: &Hottman To ratify PC as ending independent December auditors 31, of 2012. the Company for the fiscal year 4. Other any adjournment business as thereof. may properly come before the meeting or B Non-Voting Items Change of Address — Please print new address below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below full Please title. sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give Date (mm/dd/yyyy) — Please print date below. Signature1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 6 2 A V 1 3 6 1 0 1 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +

Directions to the Ramtron International Corporation 2012 Annual Meeting: From Colorado Springs Airport: Start out going west on Air Cargo Rd/Cresterra Pky toward Milton E Proby Pkwy; Turn left onto Milton E Proby Pkwy. Turn slight right onto CO-21 N/S Powers Blvd.; Continue for 16.7 miles; Turn left onto CO-83 S.; Continue for 1.4 miles to Voyager Pkwy; Turn right onto Voyager Pkwy; Continue for .9 miles to Ramtron Drive; Turn right onto Ramtron Drive; 1850 RAMTRON DR is on the left. From Denver Airport: Exit Airport to I-70 West; Merge to 225 South via Exit 282; Merge to I-25 South via Exit 1A; Continue for 47 miles; Take Exit 153 onto Interquest Pkwy.; continue for 1.4 miles to Voyager Pkwy; Turn left onto Voyager Pkwy; Continue for .9 miles to Ramtron Drive; Turn right onto Ramtron Drive; 1850 RAMTRON DR is on the left.3IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3Proxy — Ramtron International Corporation THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 2012 Annual Meeting of Stockholders Annual The undersigned Meeting of stockholder Stockholders of Ramtron and Proxy International Statement, Corporation, each dated April a Delaware 23, 2012, corporation and hereby (the appoints “Company”), Gery hereby E. Richards acknowledges and Eric receipt A. Balzer, of the and Notice each of of them, the Annual proxies Meeting and attorneys-in-fact, of Stockholders with of full the power Company to each to of be substitution, held June on 5, behalf 2012, and at 10:30 in the name a.m., of local the time, undersigned, at Ramtron’s to represent Corporate the undersigned headquarters, at 1850 would Ramtron be entitled, Drive, if then Colorado and there Springs, personally CO 80921 present, and on at the any matters adjournment(s) set forth on thereof, reverse and side. to vote all shares of common stock to which the undersigned THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. Any one of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment(s) thereof shall have and may exercise all powers of said attorney-in-fact hereunder. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. DO NOT FOLD, STAPLE OR MUTILATE. (To be Signed on Reverse Side) SEE REVERSE SIDE